UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22264

                           The Motley Fool Funds Trust

(Exact name of registrant as specified in charter)

Motley Fool Asset Management, LLC

2000 Duke Street, Suite 175

                                   Alexandria, VA 22314

(Address of principal executive offices) (Zip code)

Denise Coursey

Motley Fool Asset Management, LLC

2000 Duke Street, Suite 175

                                   Alexandria, VA 22314

(Name and address of agent for service)

Registrant’s telephone number, including area code: (703) 302-1100

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Look Again

Motley Fool Funds

Annual Report

A series of The Motley Fool Funds Trust

• 10/31/15 •

MOTLEY FOOL INDEPENDENCE FUND

MOTLEY FOOL GREAT AMERICA FUND

MOTLEY FOOL EPIC VOYAGE FUND

MOTLEY FOOL INDEPENDENCE FUND (FOOLX)

During the year ended October 31, 2015, the Motley Fool Independence Fund returned -1.13% vs. 2.34% for its former benchmark, the MSCI World Index. We are switching our benchmark to the FTSE Global All Cap Index going forward, which returned 0.02% for the year. (Please see page 8 for an explanation of the benchmark change.)
Of our Top 11 holdings, ten are the same as in 2014. The eleventh, Korean tech company DuzonBizon, got there entirely through price appreciation. The only thing better than finding a winning investment is not needing to find an additional investment.
Alongside DuzonBizon, other notable contributors included Amazon, American Woodmark, Infinera, Natus Medical, Under Armour, and zooplus.

MOTLEY FOOL GREAT AMERICA FUND (TMFGX)

During the year ended October 31, 2015, the Motley Fool Great America Fund returned 0.91% vs. 2.77% for its benchmark, the Russell Midcap Index.
For the second-straight year, small-cap stocks meaningfully underperformed mid-cap stocks, which also meaningfully underperformed large-cap stocks.
Of our Top 11 holdings, six are the same as in 2014, including leading contributors Infinera, Natus Medical, and Tractor Supply. Newer entrants to the list include other long-time favorites like American Woodmark, Drew Industries, and Under Armour.

MOTLEY FOOL EPIC VOYAGE FUND (TMFEX)

During the year ended October 31, 2015, the Motley Fool Epic Voyage Fund returned -12.33% vs. -3.47% for its former benchmark, the Russell Global ex-US Index. We are switching our benchmark to the FTSE Global All Cap ex US Index going forward, which returned -4.43% for the year. (Please see page 40 for an explanation of the benchmark change.)
Our exposure to emerging markets hurt us this year. For comparison, the FTSE Emerging Markets All Cap China A Inclusion Index returned -12.89% for the same period. Emerging markets last outperformed developed countries in 2010.
You remember those international companies that we just mentioned as being notable to the Independence Fund? Well, DuzonBizon and Zooplus also helped Epic. So did HDFC Bank and Shimano.

This report has been prepared for shareholders of Motley Fool Independence Fund, Motley Fool Great America Fund and Motley Fool Epic Voyage Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. Returns quoted represent past performance, which is no guarantee of future results. Current returns may be lower or higher and can be found at foolfunds.com. Share prices will fluctuate and there may be a gain or loss when shares are redeemed. Fund shares are distributed by Foreside Funds Distributors LLC, Berwyn, Pennsylvania.

Letter from the President

President Denise H. Coursey

Dear Fellow Shareholders:

I recently had the privilege to travel to Tokyo with a small group of my fellow MFAM Fools. You learn about your co-workers when you travel with them. Bill Mann, for example, has an exceptional talent for looking completely lost even when he knows exactly where he’s going. I’m still amazed that he got us to the tiny, virtually unmarked coffee shop in a residential neighborhood near Harajuku. Best coffee ever.

We were there on business, though (not just for the sushi and the coffee), and one of the highlights of the trip was getting to watch Bill and Bryan Hinmon make a presentation about our investing process. During their presentation, I learned a beautiful truth about the asset management business: When your business is studying and finding high-quality businesses, you not only find great investments, but you also learn how to be a great business.

That realization came to light when Bryan and Bill talked about one of our long-time holdings, Markel. I’ve known about this sleepy little insurer for years. It’s been on the radar within Fooldom for as long as I can remember. I’d really taken it for granted, until Bryan began talking about how much he and the rest of investing team admire Tom Gayner, Markel’s president and chief investment officer. Specifically, Bryan said, “We want to invest like Tom Gayner.”

All of our great investments have something to offer us as a business. From Markel, our team has been able to hone its investing skills. From Under Armour, we learn the value of a strong brand. From Chipotle, we learn the importance of keeping your product simple and delivering it well.

The past few months of 2015 have shown us the value of our investing process – of finding high-quality companies and investing in them for the long term. It’s this investing philosophy that will allow us to survive and thrive in tough markets. The past few months have also re-enforced the value of being a high-quality business – delivering on our promises to you, our shareholders, so you will continue to invest and prosper with us for years to come.

2015 This has been an exciting year for me. When I joined the team at Motley Fool Asset Management in May, I was reunited with some of my favorite Fools

Motley Fool Funds Trust	3

— Bill Mann and Bill Barker, whom I worked with on Motley Fool Hidden Gems when I began my Foolish career 10 years ago; Bryan Hinmon, Dave Meier, Charly Travers, Nate Weisshaar, and Tony Arsta, whom I worked with to produce great investing ideas and content for our newsletter subscribers. I knew when I came to Motley Fool Asset Management that I was joining a team of Fools who, like me, are driven by quality – finding high-quality companies and delivering great returns and service for you, our shareholders.

This has been our process and focus for the past 6 years – and it will continue to be so. We will continue to work hard to emulate the great businesses we invest in, so we can deliver the great shareholder experience you expect and deserve. Thank you for the trust you’ve placed in us, and we will continue to work hard to earn and deserve your trust.

Sincerely,

Denise H. Coursey

President, Motley Fool Asset Management

4	Motley Fool Funds Trust

Letter to Shareholders

Portfolio Manager Bill Mann

Dear Fellow Fool Funds Shareholder:

Sometimes things aren’t as they seem – even when what they seem to be makes perfect sense.

My friend Michael Amouri runs a brilliant coffeehouse in my hometown of Vienna, Va., but in a previous life he was a television and radio producer. He once had the opportunity to manage an event on the White House lawn where B.B. King was scheduled to play.

A few hours before showtime an event manager called Michael aside and asked if he could spare someone for something really, really important. Michael told him that this was a supremely busy time, but if it was that important, he’d do his best.

“Well, somehow we managed to leave Lucille at the Hay-Adams Hotel.”

Ah. Now it’s possible that some of you don’t know who Lucille is, but if you happen to like music, you probably know that Lucille was a black Gibson ES-355m guitar, the vessel through which one of the greatest guitarists on Earth plied his craft.

Retrieving Lucille struck Michael as a very important task indeed, so he told the manager that he would take care of it. Michael jumped in his car and raced over to the Hay-Adams, where a concierge was waiting with Lucille, in her case. He strapped her into his front seat, and drove back over very carefully, “at something like 4mph,” and triumphantly delivered the guitar to the manager, who pulled back a curtain to place Lucille in the instrument holding area, which already contained several identical Gibson guitars B.B. King had autographed to be given as gifts to several of the luminaries in attendance, including the president.

B.B. King had a favorite guitar, and he called it Lucille. But Lucille was nothing more than a Gibson ES-355 until it was in the hands of the guitarist himself. There are thousands of similar guitars. You can buy one for about $4,000 right this second. Lucille was special only because of what B.B. King coaxed out of her. It took a master’s touch to transform her from just another Gibson guitar into something as legendary as B.B. King himself. You could play Lucille herself, and the magic would be missing. To that end, Lucille passed away when B.B. King did.

The Motley Fool Funds Trust	5

Harbinger or trend?

When we’re talking about investing, we make the same mistake — confusing one thing for another. As a basic example, I would suggest that too often we confuse the short-term movements in share prices as signposts for whether our investing theses are correct or not. In other words, we mistake current stock prices and trends as being a gauge of a company’s inherent worth. For example, in 2013, the energy industry was the substantial driver for investing gains in the U.S. stock markets. One who was heavily invested in oil exploration and production stocks in January 2014 would have had to feel pretty danged smart. In 2010 it was emerging-market stocks. In 2006 it was Chinese small caps. In 1999, dot-coms. In 1990, Japan.

In each case, the fullness of time has rendered these short-term impressions largely irrelevant. This fact bears remembering as we come to the end of any short-term period in which one must look back at one’s investing results and determine what’s been working and what hasn’t. We need to look at the bigger picture, ignoring short-term trends and examining whether a company is inherently strong. What will sustain it for the long term? It may be a hot stock now, but does it, for example, have a leadership team that will help ensure its continued success? After all, just like Lucille in anyone else’s hands but B.B. King’s, a business is just a business unless it’s in the hands of capable leadership.

For example, here’s what’s happened over the past six months:

The things that worked: investing in China, Japan, and FANG (Facebook, Apple, Netflix, Google).

The things that didn’t: investing in small caps, energy, emerging markets not named China, and industrials.

Some of the disparities have been amazing. Going back three years, emerging-market stocks have trailed developed-market ones by more than 50% when currencies are taken into account — and that includes China. This trend obviously harms portfolios that include large amounts of emerging-market companies — and neither Epic Voyage nor the Independence Fund has been immune. Companies we consider to be fabulous opportunities have had their share prices hammered.

What do you do about that? First and foremost, you test, and retest, and retest again your reasons for investing. We did not buy Sberbank because we were excited about investing in Russia, or in the Russian banking system. We bought it because our analysis told us this was a great company, completely differentiated in its marketplace, and one that had fallen deeply out of favor. Ask me now if I’m looking to get more deeply invested in Russia, and the answer is no — but I am extremely interested in being invested in great companies. Sberbank is one example of a company that we believe is built for the long term, resting in capable hands and with sustainable qualities.

6	The Motley Fool Funds Trust

We make that decision with every company we hold and every one that we analyze and choose not to buy: Is it great? How much is it? Does it have inherent and sustainable qualities that set it apart? And, importantly, is it run by good managers, or are they idiots and/or jerks? They can truly be the difference between an ordinary company and a great one.

Investing results are (eventually) about making the right choices

This being the end of the year, you’re likely to hear experts making predictions about where the markets will go in 2016. They will be wrong, perhaps wildly wrong, so perhaps their best bet is to be entertaining. I appreciate their willingness to entertain, but I keep in mind that prognostication on stock prices has absolutely no part in rational business analysis. So to that end, I honor them for their willingness to attempt the impossible.

In this past year, to do well in the stock market, one essentially had to have picked correctly which companies were going to catch consumers’ fancy. Through the middle of November, the largest 200 companies in the Russell 3000 Index had outperformed the Russell Midcap Index by about 450 basis points (+2.4% versus -2%). The Russell 2000 small-cap index has performed even worse by about 1% than the Midcap index.

What does this all mean for us? Well, not that much, actually. We don’t invest in companies based on their size or shape. We neither attempt to predict nor worry about what investors happen to like at the time. If you make the right investing choices and stick with them, focusing on things like sustainable qualities and excellent leadership, time will most likely bear you out. So we focus on that. My colleague Bryan Hinmon has described this approach as “practicing value investing on the way in,” which is precisely correct. Value, as a practice, generally means that we focus on areas of the market where there have been recent doubts. Doubt is something we view as a beneficial commodity. It produces value.

But what it cannot do, and what we don’t try to control for — because we think to attempt to do so is small “f” foolish — is forecast when those doubts will go away. This reality, from time to time, makes it look as if we’re making bad decisions. Our focus on being business analysts rather than stock analysts means that we necessarily must be comfortable with waiting for the market to realize the value that we perceive and, in the meantime, making sure the current narrative isn’t reflexively destroying the company’s intrinsic value.

Doing so is not an easy task, and it is at times an emotionally trying process, but we think attempting to focus on things as they are instead of as they seem creates a repeatable process for us. We are completely convinced that finding and holding a set of companies that are diverse on all vectors except for business excellence gives us and our shareholders the greatest chance of long-term success. Companies are not their current stock prices, and we remain focused in the year ahead

The Motley Fool Funds Trust	7

on looking past the short term to identify companies whose values, qualities, and leaders make them likely to keep creating beautiful music for investors for years to come.

In 2016, we’ll continue our quest to find and invest in great companies throughout the world. We hope that you’ll continue to join us on that quest in the new year. As always, we are deeply humbled that you have entrusted your wealth with us

Foolishly,

William H. Mann, III

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by the annual report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time, and may no longer be held by the Funds. The opinions of the Adviser with respect to those securities may change at any time.

8	The Motley Fool Funds Trust

New to investing? Reading your first mutual fund annual report?
Welcome! Here are some important things you need to know.

Mutual fund investing offers many potential benefits. But there also are risks. Financial gain is not guaranteed when it comes to investing in equity securities. It’s possible to lose money, including your principal — especially during the short term.

We focus on stocks we have good reason to believe are undervalued by the market. We expect the price of these stocks eventually to rise as the market recognizes the true worth of the companies issuing them. But keep in mind that value stocks can remain undervalued by the market for a long time. And it’s possible that the intrinsic worth of any particular company may not match our valuation.

Our funds may invest in foreign companies and in companies with small market capitalization. There are certain risks associated with these types of investments. The risks are described on pages 11, 28 and 44 of this report. Additional risk information is provided in section 3 of the Notes to Financial Statements, pp.64-69.

The Motley Fool Funds Trust	9

Motley Fool Independence Fund Portfolio Characteristics

At October 31, 2015, the Motley Fool Independence Fund Investor Shares had an audited net asset value of $20.32 per share attributed to 19,372,457 shares outstanding and the Institutional Shares had an audited net asset value of $20.35 per share attributed to 379,611 shares outstanding. This compares with an unaudited net asset value as of June 16, 2009 for the Investor Shares of $10.00 per share attributed to 100,000 shares outstanding and as of June 17, 2014 for the Institutional Shares of $20.36 per share attributed to 1 share outstanding. From the Investor Shares launch on June 16, 2009 to October 31, 2015, the Shares had an average annual total return of 13.07% versus a return of 11.56% over the same period for its benchmark, FTSE Global All Cap Index, and a return of 12.30% for its previous benchmark the MSCI World Index. From June 17, 2014 to October 31, 2015, the Institutional Shares returned 1.59%, versus a return of -0.54% over the same period for the FTSE Global All Cap Index, and a return of 1.34% for the MSCI World Index.

Please note that we are using a new benchmark for the Fund, the FTSE Global All Cap Index, as a replacement for the MSCI World Index. There are multiple reasons for this. In the past, the Independence Fund used a benchmark provided by MSCI while other funds managed by Motley Fool Asset Management (the “Adviser”) used Russell indexes. During 2015, FTSE Group and Russell Indexes began operating as one business known as FTSE Russell. This change allows the Adviser to utilize one globally recognized index provider across all its funds, by working with a leading provider of benchmarks which covers 98% of the world’s investable securities through a transparent, rules-based construction methodology. Additionally, the FTSE Global All Cap Index represents the performance of large-, mid-, and small-cap companies in Developed and Emerging markets. Meanwhile the MSCI World Index follows the performance of Developed markets only, and does not include small-cap companies. With this broader mandate, the FTSE index is more closely aligned to the Principal Investing Strategies of the adviser as explained in the prospectus. While we believe this index will provide a closer basis of comparison to the Fund, it is also worth noting that the Adviser does not make investment decisions in an attempt to match any benchmark allocations.

The graph below shows the performance of $10,000 invested in the Investor Shares at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 10/31/2015
	One Year	Five Year	Since Inception	Inception Date

Investor Shares*	-1.13%	8.94%	13.07%	6/16/2009

Institutional Shares*	-0.97%	—	1.59%	6/17/2014

MSCI World Index**	2.34%	9.76%	— (1)	—

FTSE Global All Cap Net Tax Index***	0.02%	8.07%	— (2)	—

Fund Expense Ratios(3): Investor Shares: Gross 1.17% and Net 1.15%; Institutional Shares: Gross 2.63% and Net 0.95%

10	Motley Fool Independence Fund

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1) The index returned 12.30% from the inception date of the Investor Shares and 1.34% from the inception date of the Institutional Shares.

(2) The index returned 11.56% from the inception date of the Investor Shares and -0.54% from the inception date of the Institutional Shares.

(3) The expense ratios of the Fund are set forth according to the 2/28/15 Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund may invest in countries that are not included within the MSCI World Index (such as emerging market countries) and its investment portfolio is not weighted in terms of countries or issuers the same as the MSCI World Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or trail, the MSCI World Index.

***The FTSE Global All Cap Index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in Developed and Emerging markets. The index is comprised of approximately 7,600 securities from 47 countries and captures 98% of the world’s investable market capitalization. Fair value prices and foreign exchange as of 4 pm EST are used in the calculation of this index, and returns are adjusted for withholding taxes applicable to dividends received by a U.S. Regulated Investment Company domiciled in the United States. This Benchmark is new as of this annual report. See description above for an explanation of the change.

The investment objective of the Independence Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies located anywhere in the world. The Fund invests in areas of the market that, in the view of Motley Fool Asset Management, LLC (the “Adviser”), offer the greatest potential for long-term capital appreciation. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Because the Independence Fund is free to invest in companies of any size around the world, at times, the Fund may be heavily invested in small-cap stocks and foreign securities, each of which presents extra risk. Small-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. Fluctuations in currency exchange rates can cause losses when investing in foreign securities, with emerging markets presenting additional risks of illiquidity, political instability, and lax regulation. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Independence Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that are constrained by a style-box, the Fund may invest in any company, country, market, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and looks for companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top eleven holdings, sector allocation and top eleven countries in which the Fund was invested as of October 31, 2015. Portfolio holdings are subject to change without notice.

Motley Fool Independence Fund	11

  Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis. This may be a helpful way – at times – to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

Top Eleven Holdings*	% of Net Assets

Under Armour, Inc.	3.62%
Markel Corp.	3.50
Infinera Corp.	3.25
Berkshire Hathaway, Inc.	3.21
HDFC Bank Ltd.	3.20
Natus Medical, Inc.	3.06
Banco Latinoamericano de Comercio Exterior SA	2.78
Anthem. Inc.	2.73
Baidu, Inc.	2.41
DuzonBizon Co., Ltd.	2.40
American Woodmark Corp.	2.22

32.38%

*  As of the date of the report, the fund had a holding of 3.88% in the BNY Mellon Cash Reserve.

The Motley Fool Independence Fund uses the Global Industry Classification StandardSM (“GICS SM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% of Net Assets

Financials	24.29%
Consumer Discretionary	18.52
Information Technology	18.22
Health Care	12.19
Consumer Staples	8.33
Industrials	7.05
Telecommunication Services	3.27
Materials	2.07
Energy	1.17
Utilities	0.96

96.07%

12	Motley Fool Independence Fund

Top Eleven Countries	% of Net Assets

United States*	53.44%
India	4.98
Switzerland	3.72
South Korea	3.13
Saudi Arabia	3.01
Panama	2.78
United Arab Emirates	2.67
China	2.41
Georgia	1.84
Mexico	1.76
Indonesia	1.75

81.49%

*  As of the date of the report, the fund had a holding of 3.88% in the BNY Mellon Cash Reserve.

Motley Fool Independence Fund	13

About Your Expenses

As a shareholder of the Independence Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Independence Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

  Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value 05/01/15	Ending Account Value 10/31/15	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

Investor Shares
Actual	$1,000	$964.85	1.15%	$5.70
Hypothetical	$1,000	$1,019.41	1.15%	$5.85
Institutional Shares
Actual	$1,000	$965.36	0.95%	$4.71
Hypothetical	$1,000	$1,020.42	0.95%	$4.84

(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)

Expenses are equal to the Fund’s annualized expense ratio for the period May 1, 2015 to October 31,2015,multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365.

14	Motley Fool Independence Fund (Unaudited)

The Motley Fool Funds Trust

Motley Fool Independence Fund

Schedule of Investments

October 31, 2015

Issues	Shares	Value (Note 2)

Equity Securities — 92.79%
Auto Components — 0.67%
Horizon Global Corp. (United States)*	304,933	$2,680,363

Banks — 9.60%
Banco Latinoamericano de Comercio Exterior SA (Panama)	412,235	11,142,712
Bank of Georgia Holdings PLC (Georgia)	239,638	7,378,130
HDFC Bank Ltd. (India)(a)	210,000	12,839,400
Monarch Financial Holdings, Inc. (United States)	170,000	2,218,500
Sberbank of Russia (Russia)*	3,500,000	4,962,452

		38,541,194

Building Products — 2.22%
American Woodmark Corp. (United States)*	122,771	8,925,452

Chemicals — 1.51%
Innophos Holdings, Inc. (United States)	81,164	3,448,659
Syngenta AG (Switzerland)(a)	38,601	2,597,461

		6,046,120

Commercial Services & Supplies — 1.79%
Depa Ltd. (United Arab Emirates)*	5,815,390	2,675,080
KAR Auction Services, Inc. (United States)	117,708	4,519,987

		7,195,067

Communications Equipment — 3.26%
Infinera Corp. (United States)*	661,100	13,063,336

Construction & Engineering — 0.60%
Chicago Bridge & Iron Co. NV (Netherlands)	54,000	2,422,980

Consumer Finance — 1.76%
Gentera SAB de CV (Mexico)	3,850,000	7,071,704

Diversified Financial Services — 3.21%
Berkshire Hathaway, Inc. Class A (United States)*	63	12,889,548

Diversified Telecommunication Services — 1.49%
Level 3 Communications, Inc. (United States)*	117,500	5,986,625

Electric Utilities — 0.97%
Brookfield Infrastructure Partners LP (Bermuda)	92,127	3,874,862

See Notes to Financial Statements.

Motley Fool Independence Fund	15

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Energy Equipment & Services — 0.94%
National Oilwell Varco, Inc. (United States)	100,000	$3,764,000

Food & Staples Retailing — 3.18%
Costco Wholesale Corp. (United States)	40,000	6,324,800
Whole Foods Market, Inc. (United States)	214,922	6,439,063

		12,763,863

Food Products — 3.14%
BRF - Brasil Foods SA (Brazil)(a)	223,704	3,429,382
Nestle SA (Switzerland)	68,694	5,246,435
PT Nippon Indosari Corpindo Tbk (Indonesia)	44,934,800	3,916,456

		12,592,273

Health Care Equipment & Supplies — 5.18%
Medtronic PLC (Ireland)	59,272	4,381,386
Natus Medical, Inc. (United States)*	268,900	12,243,017
Zimmer Biomet Holdings, Inc. (United States)	40,000	4,182,800

		20,807,203

Health Care Providers & Services — 4.00%
Anthem, Inc. (United States)	78,697	10,950,688
NMC Health PLC (United Arab Emirates)	435,482	5,115,577

		16,066,265

Hotels, Restaurants & Leisure — 1.66%
Chipotle Mexican Grill, Inc. (United States)*	10,400	6,658,392

Insurance — 5.15%
Loews Corp. (United States)	181,690	6,624,417
Markel Corp. (United States)*	16,200	14,061,600

		20,686,017

Internet & Catalog Retail — 5.27%
Amazon.com, Inc. (United States)*	12,500	7,823,750
CJ O Shopping Co., Ltd. (South Korea)	18,949	2,923,365
TripAdvisor, Inc. (United States)*	50,000	4,189,000
zooplus AG (Germany)*	42,499	6,211,010

		21,147,125

Internet Software & Services — 7.43%
Alphabet, Inc. Class A (United States)*	9,000	6,636,510

See Notes to Financial Statements.

16	Motley Fool Independence Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Internet Software & Services (continued)
Alphabet, Inc. Class C (United States)*	9,024	$6,414,350
Baidu, Inc. (China)*(a)	51,500	9,654,705
Xoom Corp. (United States)*	284,862	7,104,458

		29,810,023

Leisure Products — 0.71%
Shimano, Inc. (Japan)	18,000	2,836,235

Life Sciences Tools & Services — 1.23%
Horizon Discovery Group PLC (United Kingdom)*	1,450,000	2,917,078
Siegfried Holding Ltd. (Switzerland)*	10,000	2,003,136

		4,920,214

Machinery — 1.38%
FANUC Corp. (Japan)	14,000	2,470,181
TriMas Corp. (United States)*	152,333	3,048,183

		5,518,364

Media — 1.58%
BrainJuicer Group PLC (United Kingdom)	700,000	3,841,647
Multiplus SA (Brazil)	278,600	2,480,747

		6,322,394

Metals & Mining — 0.56%
Constellium NV (Netherlands)*	233,752	881,245
Horsehead Holding Corp. (United States)*	480,000	1,363,200

		2,244,445

Multiline Retail — 0.77%
PT Mitra Adiperkasa Tbk (Indonesia)*	12,301,000	3,094,732

Oil, Gas & Consumable Fuels — 0.23%
Total Gabon (Gabon)	4,670	928,731

Pharmaceuticals — 1.78%
Dr. Reddy’s Laboratories Ltd. (India)(a)	110,177	7,138,368

Real Estate Investment Trusts — 2.13%
American Tower Corp. (United States)	64,000	6,542,720
Gaming and Leisure Properties, Inc. (United States)	68,217	1,989,890

		8,532,610

See Notes to Financial Statements.

Motley Fool Independence Fund	17

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Real Estate Management & Development — 1.43%
Henderson Land Development Co., Ltd. (Hong Kong)	899,127	$5,742,505

Semiconductors & Semiconductor Equipment — 3.43%
Intel Corp. (United States)	219,000	7,415,340
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)(a)	290,000	6,368,400

		13,783,740

Software — 2.40%
DuzonBizon Co., Ltd. (South Korea)	513,180	9,649,915

Specialty Retail — 2.11%
Williams-Sonoma, Inc. (United States)	115,000	8,481,250

Technology Hardware, Storage & Peripherals — 1.70%
Apple, Inc. (United States)	57,000	6,811,500

Textiles, Apparel & Luxury Goods — 5.76%
Swatch Group SA (The) (Switzerland)	13,000	5,077,014
Tod’s SpA (Italy)	42,000	3,517,604
Under Armour, Inc. Class A (United States)*	152,820	14,530,126

		23,124,744

Transportation Infrastructure — 0.78%
DP World Ltd. (United Arab Emirates)	90,000	1,818,792
International Container Terminal Services, Inc. (Philippines)	750,000	1,320,972

		3,139,764

Wireless Telecommunication Services — 1.78%
SBA Communications Corp. Class A (United States)*	60,000	7,141,200

Total Equity Securities (Cost $ 260,844,033)		372,403,123

Participatory Notes — 3.28%
Air Freight & Logistics — 0.27%
Aramex PJSC (United Arab Emirates)(b)	1,299,000	1,092,810

Banks — 1.00%
Al Rajhi Banking & Investment Co. (Saudi Arabia)(b)	290,332	3,992,120

Food Products — 2.01%
Almarai Co. (Saudi Arabia)(b)	385,759	8,075,174

Total Participatory Notes (Cost $ 10,809,816)		13,160,104

See Notes to Financial Statements.

18	Motley Fool Independence Fund

Issues	Shares	Value (Note 2)

Other Investments — 3.88%
Temporary Cash Investment — 3.88%
BNY Mellon Cash Reserve	15,568,187	$15,568,187

Total Other Investments (Cost $ 15,568,187)		15,568,187

Total Investments Portfolio (Cost $ 287,222,036) — 99.95%		401,131,414
Assets in Excess of Other Liabilities — 0.05%		205,456

NET ASSETS — 100.00%
(Applicable to 19,752,068 shares outstanding)		$401,336,870

*	Non-income producing security.
(a)	ADR — American Depositary Receipts
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is $13,160,104 and represents 3.28% of net assets as of October 31, 2015.

LP — Limited Partnership

PCL — Public Company Limited

PLC — Public Limited Company

See Notes to Financial Statements.

Motley Fool Independence Fund	19

Statement of Assets and Liabilities

As of October 31, 2015

Assets:

Investments in securities of unaffiliated issuers, at value (at cost, $287,222,036)	$401,131,414

Foreign currency, at value (at cost, $10,719)	10,791
Receivables:
Dividends and tax reclaims	428,659
Investment securities sold	2,075,284
Shares of beneficial interest sold	285,765
Prepaid expenses and other assets	24,600

Total Assets	403,956,513

Liabilities
Payables:
Investment securities purchased	1,591,214
Shares of beneficial interest redeemed	213,180
Dividend withholding tax	8,989
Accrued expenses:
Audit fees	19,500
Accounting and administration fees	74,420
Advisory fees	587,059
Custodian fees	29,599
Legal fees	2,538
Transfer agent fees	52,238
Other expenses	40,906

Total Liabilities	2,619,643

Net Assets	$401,336,870

The accompanying notes are an integral part of these financial statements.

20	Motley Fool Independence Fund

Statement of Assets and Liabilities

As of October 31, 2015

Net Assets Consist of:
Paid-in-Capital	$287,264,092
Accumulated Net Investment Loss	(11,005)
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	189,701
Net Unrealized Appreciation/(Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities Denominated in Foreign Currencies	113,894,082

Net Assets	$401,336,870

Net Asset Value:
$0.001 par value, unlimited shares authorized
Investor Shares:
Net assets applicable to capital shares outstanding	$393,611,286
Shares outstanding	19,372,457

Net asset value, offering, and redemption price per share*	$20.32

Institutional Shares:
Net assets applicable to capital shares outstanding	$7,725,584
Shares outstanding	379,611

Net asset value, offering, and redemption price per share*	$20.35

*	A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

Motley Fool Independence Fund	21

Statement of Operations

Year Ended October 31, 2015

Investment Income
Dividends	$5,993,306
Interest	695
Less foreign taxes withheld	(232,185)

Total Investment Income	5,761,816

Expenses
Accounting and administration fees	357,660
Blue sky fees	50,285
Shareholder account-related services - Investor Shares	208,513
Shareholder account-related services - Institutional Shares	48
Chief Compliance Officer fees	25,400
Custodian fees	99,699
Investment advisory fees	3,556,494
Professional fees	43,353
Shareholder reporting fees	53,510
Transfer agent fees - Investor Shares	292,740
Transfer agent fees - Institutional Shares	38,099
Trustee fees	36,106
Other expenses	29,587

Total expenses	4,791,494

Expenses waived/reimbursed net of amount recaptured - Investor Shares	87,009
Expenses waived/reimbursed net of amount recaptured - Institutional Shares	(80,208)

Net expenses	4,798,295

Net Investment Income (Loss)	963,521

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	424,531
Foreign currency transactions	(949,226)

Net realized gain (loss) on investments and foreign currency transactions	(524,695)

Change in net unrealized appreciation/(depreciation) on:
Investment securities	(5,800,674)
Foreign currency translations	463,876

Change in net unrealized appreciation/(depreciation) on investments, foreign currencies, and assets and liabilities denominated in foreign currencies	(5,336,798)

Net realized and unrealized gain (loss)	(5,861,493)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,897,972)

The accompanying notes are an integral part of these financial statements.

22	Motley Fool Independence Fund

Statements of Changes in Net Assets

	Year Ended October 31, 2015	Year Ended October 31, 2014

Operations:
Net Investment Income (Loss)	$963,521	$2,107,078
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(524,695)	6,863,887
Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Translation	(5,336,798)	29,060,345

Net increase (decrease) in net assets resulting from operations	(4,897,972)	38,031,310

Dividends to Shareholders:
Dividends from net investment income
Investor Shares	(2,188,018)	(835,870)
Institutional Shares	(26,738)	—
Distributions from net realized capital gains
Investor Shares	(6,627,841)	(3,348,906)
Institutional Shares	(72,605)	—

Total dividends and distributions	(8,915,202)	(4,184,776)

Capital Share Transactions:
Proceeds from shares sold
Investor Shares (2,584,826 and 4,432,705 shares, respectively)	53,616,724	87,255,195
Institutional Shares (222,884 and 193,353 shares, respectively)	4,626,757	3,969,308
Reinvestment of dividends
Investor Shares (424,462 and 215,246 shares, respectively)	8,654,772	4,104,739
Institutional Shares (4,766 and 0 shares, respectively)	97,176	—
Value of shares redeemed
Investor Shares (3,334,905 and 3,348,765 shares, respectively)	(68,761,591)	(65,654,802)
Institutional Shares (40,220 and 1,172 shares, respectively)	(818,282)	(24,625)
Redemption and small-balance account fees
Investor Shares	72,419	84,895
Institutional Shares	5	—

Net increase (decrease) from capital share transactions	(2,512,020)	29,734,710

Total increase (decrease) in net assets	(16,325,194)	63,581,244

Net Assets:
Beginning of Period	417,662,064	354,080,820

End of Period*	$401,336,870	$417,662,064

*Including undistributed net investment income (loss)	$(11,005)	$1,893,210

The accompanying notes are an integral part of these financial statements.

Motley Fool Independence Fund	23

Financial Highlights

(for a share outstanding throughout each period)

	Years Ended October 31,
Investor Shares	2015	2014	2013	2012	2011

Net Asset Value, Beginning of Year	$21.00	$19.24	$15.48	$14.15	$14.14

Income (Loss) From Investment Operations
Net Investment Income (Loss)(1)	0.05	0.11	0.07	0.14	0.11
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.29)	1.87	3.79	1.29	0.15

Total From Investment Operations	(0.24)	1.98	3.86	1.43	0.26

Less Distributions
Net Investment Income	(0.11)	(0.04)	(0.11)	(0.10)	(0.15)
Net Realized Capital Gains	(0.33)	(0.18)	—	—	(0.11)

Total Distributions	(0.44)	(0.22)	(0.11)	(0.10)	(0.26)

Redemption and Small-Balance Account Fees	—*	—*	0.01	—*	0.01

Net Asset Value, End of Year	$20.32	$21.00	$19.24	$15.48	$14.15

Total Return(2)(3)	(1.13%)	10.43%	25.14%	10.21%	1.91%
Net Assets, End of Year (thousands)	$393,611	$413,624	$354,081	$227,881	$198,232
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	1.15%	1.26%	1.36%	1.47%	1.43%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	1.13%	1.23%	1.37%	1.54%	1.58%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.23%	0.55%	0.44%	0.93%	0.76%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	0.25%	0.59%	0.43%	0.86%	0.61%
Portfolio Turnover	21%	24%	22%	37%	37%

*	Amount represents less than $0.005 per share.
(1)	Per share data calculated using average shares outstanding method.
(2)	During the years ended October 31, 2013 and October 31, 2011, 0.06% and 0.07%, respectively, of the Fund’s total return was attributable to redemption and small-balance account fees received as referenced in Note 4. Excluding this item, the total return would have been 25.08% and 1.84%, respectively. For the years ended October 31, 2015, October 31, 2014 and October 31, 2012, redemption and small-balance account fees received had no effect on the Fund’s total return.
(3)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

24	Motley Fool Independence Fund

Financial Highlights

	Year Ended October 31,	Period Ended October 31,
Institutional Shares	2015	2014(1)(2)
Net Asset Value, Beginning of Period	$21.01	$20.36
Income (Loss) From Investment Operations
Net Investment Income (Loss)(3)	0.10	0.03
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.31)	0.62
Total From Investment Operations	(0.21)	0.65
Less Distributions
Net Investment Income	(0.12)	—
Net Realized Capital Gains	(0.33)	—
Total Distributions	(0.45)	—
Redemption and Small-Balance Account Fees	—*	—
Net Asset Value, End of Period	$20.35	$21.01

Total Return(4)	(0.97%)	3.19%
Net Assets, End of Period (thousands)	$7,726	$4,038
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	0.95%	0.95%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	2.14%	3.78%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.46%	0.39%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	(0.73%)	(2.43%)
Portfolio Turnover	21%	24%
*	Amount represents less than $0.005 per share.
(1)	Commenced operations on June 17, 2014. All ratios for the period have been annualized. Total return for the period has not been annualized.
(2)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessary indicative of future ratios.
(3)	Per share data calculated using average shares outstanding method.
(4)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

Motley Fool Independence Fund	25

Motley Fool Great America Fund Portfolio Characteristics

At October 31, 2015, the Motley Fool Great America Fund Investor Shares had an audited net asset value of $18.72 per share attributed to 12,741,968 shares outstanding and the Institutional Shares had an audited net asset value of $18.75 per share attributed to 373,787 shares outstanding. This compares with an unaudited net asset value as of November 1, 2010 for the Investor Shares of $10.00 per share attributed to 102,000 shares outstanding and as of June 17, 2014 for the Institutional Shares of $17.94 per share attributed to 1 share outstanding. From the Investor Shares launch on November 1, 2010 to October 31, 2015, the Shares had an average annual total return of 13.83% versus a return of 13.92% over the same period for its benchmark, Russell Midcap Index. Over the same period, the Russell 2000 Index returned 12.22%. From June 17, 2014 to October 31, 2015 the Institutional Shares returned 3.48%, versus a return of 4.03% over the same period for the Russell Midcap Index. Over the same period, the Russell 2000 Index returned 0.39%.

Please note that we have added a secondary index for the Fund, the Russell 2000 Index. The Fund’s primary benchmark, the Russell Midcap Index, remains unchanged. The Principal Investment Strategies of the Fund emphasize investments in both small- and mid-market capitalization companies. As the name implies, the Russell Midcap Index tracks mid-cap companies and is the single best broad-based benchmark for the Fund. However, the Fund also invests in small-cap companies, many of which are constituents of the small-cap Russell 2000 Index. By providing the performance history of the Russell 2000 Index alongside the Russell Midcap Index, we believe we are providing additional information which is relevant to the Fund’s current and prospective investors.

The graph below shows the performance of $10,000 invested in the Investor Shares at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 10/31/2015

	One Year	Since Inception	Inception Date
Investor Shares*	0.91%	13.83%	11/1/2010
Institutional Shares*	1.04%	3.48%	6/17/2014
Russell Midcap Index**	2.77%	— (1)	—
Russell 2000 Index***	0.34%	— (2)	—
Fund Expense Ratios(3): Investor Shares: Gross 1.20% and Net 1.15%; Institutional Shares: Gross 3.08% and Net 0.95%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

26	Motley Fool Great America Fund

(1)The index returned 13.92% from the inception date of the Investor Shares and 4.03% from the inception date of the Institutional Shares.

(2)The index returned 12.22% from the inception date of the Investor Shares and 0.39% from the inception date of the Institutional Shares.

(3)The expense ratios of the Fund are set forth according to the 2/28/15 Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**The Russell Midcap Index is an unmanaged, free float-adjusted, market capitalization weighted index that is designed to measure the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Fund may invest in companies that are not included within the Russell Midcap Index and its investment portfolio is not weighted in terms of issuers the same as the Russell Midcap Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell Midcap Index.

***The Russell 2000 Index is an unmanaged, free float-adjusted, market capitalization weighted index that is designed to measure the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Fund may invest in companies that are not included within the Russell 2000 Index and its investment portfolio is not weighted in terms of issuers the same as the Russell 2000 Index. For this reason, the Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell 2000 Index.

The investment objective of the Great America Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of companies organized in the United States. The Fund employs a value-based investment strategy and seeks long-term growth of capital by acquiring securities of companies at prices the investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), believes to be significantly below their intrinsic value. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Although the Great America Fund may invest in companies with any market capitalization, the Adviser expects that investments in the securities of companies having smaller- and mid-market capitalizations will be important components of the Fund’s investment program. Investments in securities of these companies may involve greater risk than do investments in larger, more established companies. Small-and mid-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Great America Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that hew to their benchmark, the Fund may invest in any company, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and looks for companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top eleven holdings and sectors in which the Fund was invested as of October 31, 2015. Portfolio holdings are subject to change without notice.

Motley Fool Great America Fund	27

    Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis. This may be a helpful way – at times – to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

Top Eleven Holdings*	% of Net Assets

American Woodlark Corp.	3.42%
Natus Medical, Inc.	3.34
Tractor Supply Co.	3.24
Infinera Corp.	3.06
Markel Corp.	3.01
Texas Roadhouse, Inc.	2.99
Drew Industries, Inc.	2.96
Carter Bank & Trust	2.56
Under Armour, Inc.	2.48
Thor Industries, Inc.	2.45
Aceto Corp.	2.40

31.91%

*   As of the date of the report, the fund had a holding of 3.28% in the BNY Mellon Cash Reserve.

The Motley Fool Great America Fund uses the Global Industry Classification StandardSM (“GICSSM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% of Net Assets

Consumer Discretionary	29.84%
Financials	20.79
Health Care	16.47
Industrials	10.67
Information Technology	8.28
Consumer Staples	4.02
Telecommunication Services	3.41
Materials	3.10
Energy	1.84

98.42%

28	Motley Fool Great America Fund

About Your Expenses

As a shareholder of the Great America Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

    Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value 05/01/15	Ending Account Value 10/31/15	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

Investor Shares
Actual	$1,000	$955.09	1.15%	$5.67
Hypothetical	$1,000	$1,019.41	1.15%	$5.85
Institutional Shares
Actual	$1,000	$955.65	0.95%	$4.68
Hypothetical	$1,000	$1,020.42	0.95%	$4.84
(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)	Expenses are equal to the Fund’s annualized expense ratio for the period May 1,2015 to October 31, 2015, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365.

Motley Fool Great America Fund (Unaudited)	29

The Motley Fool Funds Trust

Motley Fool Great America Fund

Schedule of Investments

October 31, 2015

Issues	Shares	Value (Note 2)

Equity Securities — 98.42%
Air Freight & Logistics — 3.39%
CH Robinson Worldwide, Inc. (United States)	46,000	$3,191,480
XPO Logistics, Inc. (United States)*	185,000	5,135,600

		8,327,080

Auto Components — 5.93%
Drew Industries, Inc. (United States)*	121,265	7,255,285
Gentex Corp. (United States)	290,000	4,753,100
Horizon Global Corp. (United States)*	289,918	2,548,376

		14,556,761

Automobiles — 2.45%
Thor Industries, Inc. (United States)	111,418	6,025,485

Banks — 6.01%
Access National Corp. (United States)	65,529	1,355,795
Carter Bank & Trust (United States)	496,874	6,285,456
Monarch Financial Holdings, Inc. (United States)	272,900	3,561,345
Suffolk Bancorp. (United States)	118,646	3,546,329

		14,748,925

Beverages — 2.13%
Crimson Wine Group Ltd. (United States)*	574,347	5,238,045

Biotechnology — 2.39%
Genomic Health, Inc. (United States)*	131,935	2,760,080
Myriad Genetics, Inc. (United States)*	77,000	3,108,490

		5,868,570

Building Products — 3.42%
American Woodmark Corp. (United States)*	115,636	8,406,737

Capital Markets — 4.22%
Diamond Hill Investment Group, Inc. (United States)	29,023	5,806,051
Oaktree Capital Group LLC (United States)	91,368	4,555,609

		10,361,660

Chemicals — 0.98%
Innophos Holdings, Inc. (United States)	56,437	2,398,008

Commercial Services & Supplies — 1.33%
KAR Auction Services, Inc. (United States)	85,000	3,264,000

See Notes to Financial Statements.

30	Motley Fool Great America Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Communications Equipment — 3.05%
Infinera Corp. (United States)*	379,500	$7,498,920

Diversified Telecommunication Services — 1.09%
Level 3 Communications, Inc. (United States)*	52,418	2,670,697

Electronic Equipment, Instruments & Components — 2.09%
IPG Photonics Corp. (United States)*	62,000	5,122,440

Energy Equipment & Services — 1.84%
National Oilwell Varco, Inc. (United States)	120,000	4,516,800

Food & Staples Retailing — 1.89%
Whole Foods Market, Inc. (United States)	154,950	4,642,302

Health Care Equipment & Supplies — 9.93%
Align Technology, Inc. (United States)*	49,500	3,240,270
Cooper Companies, Inc. (The) (United States)	20,000	3,047,200
Natus Medical, Inc. (United States)*	179,841	8,188,161
Tandem Diabetes Care, Inc. (United States)*	200,000	1,814,000
Varian Medical Systems, Inc. (United States)*	67,000	5,261,510
Zimmer Biomet Holdings, Inc. (United States)	27,000	2,823,390

		24,374,531

Health Care Providers & Services — 1.76%
Anthem, Inc. (United States)	31,000	4,313,650

Hotels, Restaurants & Leisure — 6.01%
Chipotle Mexican Grill, Inc. (United States)*	4,800	3,073,104
Panera Bread Co. Class A (United States)*	16,000	2,837,920
Red Robin Gourmet Burgers, Inc. (United States)*	20,000	1,497,800
Texas Roadhouse, Inc. (United States)	214,000	7,350,900

		14,759,724

Household Durables — 1.06%
TRI Pointe Group, Inc. (United States)*	200,000	2,596,000

Insurance — 5.42%
American National Insurance Co. (United States)	21,181	2,187,574
Loews Corp. (United States)	102,500	3,737,150
Markel Corp. (United States)*	8,500	7,378,000

		13,302,724

Internet & Catalog Retail — 2.08%
Liberty Interactive Corp. QVC Group Class A (United States)*	89,000	2,435,930
TripAdvisor, Inc. (United States)*	31,945	2,676,352

		5,112,282

See Notes to Financial Statements.

Motley Fool Great America Fund	31

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Internet Software & Services — 3.14%
Xoom Corp. (United States)*	196,315	$4,896,096
Zillow Group, Inc. Class A (United States)*	32,500	1,001,325
Zillow Group, Inc. Class C (United States)*	65,000	1,799,850

		7,697,271

Leisure Products — 1.14%
Polaris Industries, Inc. (United States)	25,000	2,808,500

Machinery — 0.98%
TriMas Corp. (United States)*	120,094	2,403,081

Paper & Forest Products — 2.13%
KapStone Paper and Packaging Corp. (United States)	239,917	5,218,195

Real Estate Investment Trusts — 4.46%
American Tower Corp. (United States)	36,700	3,751,841
Annaly Capital Management, Inc. (United States)	200,000	1,990,000
Gaming and Leisure Properties, Inc. (United States)	62,869	1,833,889
STAG Industrial, Inc. (United States)	165,000	3,385,800

		10,961,530

Road & Rail — 1.04%
Genesee & Wyoming, Inc. Class A (United States)*	38,000	2,549,800

Specialty Retail — 8.68%
AutoZone, Inc. (United States)*	7,300	5,726,193
Cabela’s, Inc. (United States)*	75,000	2,937,750
Tractor Supply Co. (United States)	86,000	7,945,540
Williams-Sonoma, Inc. (United States)	63,800	4,705,250

		21,314,733

Textiles, Apparel & Luxury Goods — 2.48%
Under Armour, Inc. Class A (United States)*	64,000	6,085,120

Thrifts & Mortgage Finance — 0.68%
Lake Sunapee Bank Group (United States)	116,807	1,660,995

Trading Companies & Distributors — 2.90%
Aceto Corp. (United States)	195,000	5,881,200
Fastenal Co. (United States)	31,750	1,243,330

		7,124,530

Wireless Telecommunication Services — 2.32%
SBA Communications Corp. Class A (United States)*	47,800	5,689,156

Total Equity Securities (Cost $ 185,265,808)		241,618,252

See Notes to Financial Statements.

32	Motley Fool Great America Fund

Issues	Shares	Value (Note 2)

Other Investments — 3.28%
Temporary Cash Investment — 3.28%
BNY Mellon Cash Reserve	8,047,346	$8,047,346

Total Other Investments (Cost $ 8,047,347)		8,047,346

Total Investment Portfolio (Cost $ 193,313,155) — 101.70%	249,665,598
Liabilities in Excess of Other Assets — (1.70)%	(4,174,042)

NET ASSETS — 100.00%
(Applicable to 13,115,755 shares outstanding)	$$245,491,556

*	Non-income producing security.

See Notes to Financial Statements.

Motley Fool Great America Fund	33

Statement of Assets and Liabilities

As of October 31, 2015

Assets:

Investments in securities of unaffiliated issuers, at value (at cost, $193,313,155)	$249,665,598
Receivables:
Dividends	60,024
Shares of beneficial interest sold	171,343
Prepaid expenses and other assets	29,120

Total Assets	249,926,085

Liabilities
Payables:
Investment securities purchased	3,773,950
Shares of beneficial interest redeemed	185,650
Accrued expenses:
Audit fees	19,500
Accounting and administration fees	59,361
Advisory fees	329,320
Custodian fees	5,333
Legal fees	2,538
Transfer agent fees	32,206
Other expenses	26,671

Total Liabilities	4,434,529

Net Assets	$245,491,556

The accompanying notes are an integral part of these financial statements.

34	Motley Fool Great America Fund

Statement of Assets and Liabilities

As of October 31, 2015

Net Assets Consist of:
Paid-in-Capital	$189,359,107
Accumulated Net Investment Income	289,577
Accumulated Net Realized Loss on Investments	(509,571)
Net Unrealized Appreciation/(Depreciation) on Investments	56,352,443

Net Assets	$245,491,556

Net Asset Value:
$0.001 par value, unlimited shares authorized
Investor Shares:
Net assets applicable to capital shares outstanding	$238,481,904
Shares outstanding	12,741,968

Net asset value, offering, and redemption price per share*	$18.72

Institutional Shares:
Net assets applicable to capital shares outstanding	$7,009,652
Shares outstanding	373,787

Net asset value, offering, and redemption price per share*	$18.75

*	A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	35

Statement of Operations

Year Ended October 31, 2015

Investment Income
Dividends	$3,376,459
Interest	935

Total Investment Income	3,377,394

Expenses
Accounting and administration fees	259,189
Blue sky fees	52,471
Shareholder account-related services - Investor Shares	153,475
Shareholder account-related services - Institutional Shares	2,300
Chief Compliance Officer fees	25,400
Custodian fees	23,630
Investment advisory fees	2,168,601
Professional fees	43,352
Shareholder reporting fees	35,549
Transfer agent fees - Investor Shares	161,651
Transfer agent fees - Institutional Shares	38,197
Trustee fees	36,106
Other expenses	22,525

Total expenses	3,022,446

Expenses waived/reimbursed net of amount recaptured - Investor Shares	(14,573)
Expenses waived/reimbursed net of amount recaptured - Institutional Shares	(85,272)

Net expenses	2,922,601

Net Investment Income (Loss)	454,793

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	953,108

Net realized gain (loss) on investments	953,108

Change in net unrealized appreciation/(depreciation) on:
Investment securities	(108,297)

Change in net unrealized appreciation/(depreciation) on investments	(108,297)

Net realized and unrealized gain (loss)	844,811

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,299,604

The accompanying notes are an integral part of these financial statements.

36	Motley Fool Great America Fund

Statements of Changes in Net Assets

	Year Ended October 31, 2015	Year Ended October 31, 2014

Operations:
Net Investment Income (Loss)	$454,793	$760,804
Net Realized Gain (Loss) on Investments	953,108	(1,522,958)
Change in Net Unrealized Appreciation/(Depreciation) on Investments	(108,297)	18,819,748

Net increase (decrease) in net assets resulting from operations	1,299,604	18,057,594

Dividends to Shareholders:
Dividends from net investment income
Investor Shares	(510,810)	(343,369)
Institutional Shares	(11,463)	—
Distributions from net realized capital gains
Investor Shares	—	(2,219,282)
Institutional Shares	—	—

Total dividends and distributions	(522,273)	(2,562,651)

Capital Share Transactions:
Proceeds from shares sold
Investor Shares (2,746,354 and 5,333,960 shares, respectively)	53,268,650	94,009,785
Institutional Shares (243,608 and 150,339 shares, respectively)	4,716,283	2,692,477
Reinvestment of dividends
Investor Shares (25,996 and 143,207 shares, respectively)	501,729	2,516,151
Institutional Shares (593 and 0 shares, respectively)	11,463	—
Value of shares redeemed
Investor Shares (2,487,924 and 2,431,979 shares, respectively)	(47,840,341)	(42,727,522)
Institutional Shares (20,753 and 0 shares, respectively)	(391,356)	—
Redemption and small-balance account fees
Investor Shares	50,331	75,152
Institutional Shares	2	—

Net increase (decrease) from capital share transactions	10,316,761	56,566,043

Total increase (decrease) in net assets	11,094,092	72,060,986

Net Assets:
Beginning of Period	234,397,464	162,336,478

End of Period*	$245,491,556	$234,397,464

* Including accumulated net investment income	$289,577	$417,336

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	37

Financial Highlights

(for a share outstanding throughout each period)

	Years Ended October 31,				Period Ended October 31,

Investor Shares	2015	2014	2013	2012	2011(1)(2)

Net Asset Value, Beginning of Period	$18.59	$17.25	$12.58	$11.04	$10.00

Income (Loss) From Investment Operations
Net Investment Income (Loss)(3)	0.03	0.07	—*	(0.06)	(0.05)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.14	1.51	4.69	1.60	1.09

Total From Investment Operations	0.17	1.58	4.69	1.54	1.04

Less Distributions
Net Investment Income	(0.04)	(0.03)	(0.03)	—*	(0.01)
Net Realized Capital Gains	—	(0.22)	—	—	—

Total Distributions	(0.04)	(0.25)	(0.03)	—*	(0.01)

Redemption and Small-Balance Account Fees	—*	0.01	0.01	—*	0.01

Net Asset Value, End of Period	$18.72	$18.59	$17.25	$12.58	$11.04

Total Return(4)(5)	0.91%	9.35%	37.44%	13.96%	10.54%
Net Assets, End of Period (thousands)	$238,482	$231,600	$162,336	$67,337	$55,691
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	1.15%	1.27%	1.38%	1.37%	1.35%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	1.16%	1.30%	1.54%	1.74%	2.16%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.17%	0.38%	0.03%	(0.51%)	(0.48%)
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	0.17%	0.36%	(0.13%)	(0.88%)	(1.29%)
Portfolio Turnover	30%	18%	24%	30%	18%

*	Amount represents less than $0.005 per share.
(1)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

The accompanying notes are an integral part of these financial statements.

38	Motley Fool Great America Fund

Financial Highlights

(2)	Inception date of the Great America Fund was November 1, 2010. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(3)	Per share data calculated using average shares outstanding method.
(4)	During the years ended October 31, 2014, October 31, 2013 and the period ended October 31, 2011, 0.06%, 0.08% and 0.10%, respectively, of the Fund’s total return was attributable to redemption and small-balance account fees received as referenced in Note 4. Excluding this item, the total return would have been 9.29%, 37.36% and 10.44%, respectively. For the years ended October 31, 2015 and October 31, 2012, redemption and small-balance account fees received had no effect on the Fund’s total return.
(5)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

Motley Fool Great America Fund	39

Financial Highlights

	Year Ended October 31,	Period Ended October 31,
Institutional Shares	2015	2014(1)(2)

Net Asset Value, Beginning of Period	$18.61	$17.94
Income (Loss) From Investment Operations
Net Investment Income (Loss)(3)	0.07	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	0.13	0.65
Total From Investment Operations	0.20	0.67
Less Distributions
Net Investment Income	(0.06)	—
Net Realized Capital Gains	—	—
Total Distributions	(0.06)	—
Redemption and Small-Balance Account Fees	—*	—
Net Asset Value, End of Period	$18.75	$18.61

Total Return(4)	1.04%	3.73%
Net Assets, End of Period (thousands)	$7,010	$2,798
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets	0.95%	0.95%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	2.45%	4.93%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.35%	0.27%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	(1.15%)	(3.71%)
Portfolio Turnover	30%	18%
*	Amount represents less than $0.005 per share.
(1)	Commenced operations on June 17, 2014. All ratios for the period have been annualized. Total return for the period has not been annualized.
(2)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessary indicative of future ratios.
(3)	Per share data calculated using average shares outstanding method.
(4)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

40	Motley Fool Great America Fund

Motley Fool Epic Voyage Fund Portfolio Characteristics

At October 31, 2015, the Motley Fool Epic Voyage Fund Investor Shares had an audited net asset value of $10.88 per share attributed to 2,864,671 shares outstanding and the Institutional Shares had an audited net asset value of $10.90 per share attributed to 159,673 shares outstanding. This compares with an unaudited net asset value as of November 1, 2011 for the Investor Shares of $10.00 per share attributed to 106,350 shares outstanding and as of June 17, 2014 for the Institutional Shares of $13.06 per share attributed to 1 share outstanding. From the Investor Shares launch on November 1, 2011 to October 31, 2015, the Shares had an average annual total return of 3.14% versus a return of 6.06% over the same period for its benchmark, the FTSE Global All Cap ex-US Index, and a return of 6.53% for its previous benchmark, the Russell Global ex-U.S. Index. Over the same period, the FTSE Emerging Markets All Cap China A Inclusion Index returned 0.35%. From June 17, 2014 to October 31, 2015, the Institutional Shares returned -11.31%, versus a return of -6.96% over the same period for the FTSE Global All Cap ex-US Index, and a return of -6.43% for the Russell Global ex-U.S. Index. Over the same period, the FTSE Emerging Markets All Cap China A Inclusion Index returned -9.41%.

Please note that we are using a new benchmark for the Fund, the FTSE Global All Cap ex-US Index, as a replacement for the Russell Global ex-U.S. Index. There are multiple reasons for this. During 2015, FTSE Group and Russell Indexes began operating as one business known as FTSE Russell. This change allows the Adviser to utilize one globally recognized index provider across all its funds, by working with a leading provider of benchmarks which covers 98% of the world’s investable securities through a transparent, rules-based construction methodology. While the Adviser was previously using a Russell Index for this Fund, the FTSE Global All Cap ex-US Index is more comparable to the Motley Fool Independence Fund’s selected benchmark, the FTSE Global All Cap Index, with the ex-US version of the index being derived from the full opportunity set provided by the FTSE Global All Cap Index. In addition, the FTSE Global All Cap ex-US Index includes small-capitalization companies, which more closely aligns it with the Principal Investment Strategies of the Fund. While we believe this index will provide a closer basis of comparison to the Fund, it is also worth noting that the Adviser does not make investment decisions in an attempt to match any benchmark allocations. Also note that we have added a secondary index for the Fund, the FTSE Emerging Markets All Cap China A Inclusion Index. The Principal Investment Strategies of the Fund emphasize investments in companies headquartered in both Developed and Emerging markets. While the FTSE Global All Cap ex-US Index includes both, its weighting to Developed markets in excess of 80% of total capitalization under-represents the exposure that the Fund has historically had to Emerging Markets. As such, we believe we are providing additional information which is relevant to the Fund’s current and prospective investors.

The graph below shows the performance of $10,000 invested in the Investor Shares at inception. The results shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 10/31/2015

	One Year	Since Inception	Inception Date

Investor Shares*	-12.33%	3.14%	11/1/2011
Institutional Shares*	-12.23%	-11.31%	6/17/2014
Russell Global ex-US Index**	-3.47%	— (1)	—
FTSE Global All Cap ex-US Net Tax Index***	-4.43%	— (2)	—
FTSE Emerging Markets All Cap China A Inclusion Net Tax Index****	-12.89%	— (3)	—
Fund Expense Ratios(4): Investor Shares: Gross 1.84% and Net 1.15%; Institutional Shares: Gross 6.17% and Net 0.95%

Motley Fool Epic Voyage Fund	41

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.FoolFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(1)The index returned 6.53% from the inception date of the Investor Shares and -6.43% from the inception date of the Institutional Shares.

(2)The index returned 6.06% from the inception date of the Investor Shares and -6.96% from the inception date of the Institutional Shares.

(3)The index returned 0.35% from the inception date of the Investor Shares and -9.41% from the inception date of the Institutional Shares.

(4)The expense ratios of the Fund are set forth according to the 2/28/15 Prospectus for the Fund may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

*These returns reflect expense waivers by the Fund’s investment adviser. Without these waivers, returns would have been lower.

**The Russell Global ex-U.S. Index measures the performance of the global equity market based on all investable equity securities, excluding companies assigned to the United States. The Russell Global ex-U.S. Index is constructed to provide a comprehensive and unbiased barometer for the global segment and is completely reconstituted annually to accurately reflect the changes in the market over time, and it is widely recognized by investors in international markets as a benchmark for portfolios of foreign securities. However, the Epic Voyage Fund may invest in countries that are not included within the Russell Global ex-U.S. Index, and its investment portfolio is not weighted in terms of countries or issuers in correlation with the Russell Global ex-U.S. Index. For this reason, the Epic Voyage Fund’s investment performance should not be expected to track, and may exceed or trail, the Russell Global ex-U.S. Index. In addition, the performance of the Russell Global ex-U.S. Index may not correlate with the performance of U.S. markets. Under normal circumstances, the Epic Voyage Fund seeks to stay fully invested, primarily in common stocks, and does not attempt to time the market. Although current income in not an objective of the Epic Voyage Fund, the Adviser considers current income in assessing the intrinsic value of securities being considered for purchase by the Epic Voyage Fund.

***The FTSE Global All Cap ex-US Index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in Developed and Emerging markets, excluding the USA. The index is comprised of approximately 6,600 securities from 47 countries. Fair value prices and foreign exchange as of 4 pm EST are used in the calculation of this index, and returns are adjusted for withholding taxes applicable to dividends received by a U.S. Regulated Investment Company domiciled in the United States. This Benchmark is new as of this annual report. See description above for an explanation of the change.

****The FTSE Emerging Markets All Cap China A Inclusion Index is a market-capitalization weighted index representing the performance of large, mid and small cap companies in Emerging markets. The index is comprised of approximately 3,350 securities from 22 countries, and is part of the FTSE China A Inclusion Indexes which contain FTSE China A All Cap Index securities adjusted for the aggregate approved QFII and RQFII quotas available to international investors. Fair value prices and foreign exchange as of 4 pm EST are used in the calculation of this index, and returns are adjusted for withholding taxes applicable to dividends received by a U.S. Regulated Investment Company domiciled in the United States.

42	Motley Fool Epic Voyage Fund

The investment objective of the Epic Voyage Fund is to achieve long-term capital appreciation. The Fund pursues this objective by investing primarily in common stocks of foreign companies. The Fund employs a value-based investment strategy and seeks long-term growth of capital by acquiring securities of companies at prices the investment adviser, Motley Fool Asset Management, LLC (the “Adviser”), believes to be significantly below their intrinsic value. The Fund may invest in other types of securities and in other asset classes when, in the judgment of the Adviser, such investments offer attractive potential returns. As such, the Fund’s performance will deviate significantly from its benchmark from time to time. It is the view of the Adviser that this deviation is less meaningful over shorter time frames and is more relevant over multi-year periods.

Because the Epic Voyage Fund is free to invest in companies of any size around the world, investments in the securities of foreign companies, including depositary receipts, companies with smaller market capitalizations (less than $2 billion), and companies in emerging market countries, will be important components of the Epic Voyage Fund’s investment program, although the Epic Voyage Fund may invest in issuers of all capitalization sizes. Small-cap stocks tend to be more volatile and less liquid than their large-cap counterparts. Fluctuations in currency exchange rates can cause losses when investing in foreign securities, with emerging markets presenting additional risks of illiquidity, political instability, and lax regulation. You are strongly encouraged to read more about the Fund’s strategies and risks in the prospectus.

The Epic Voyage Fund invests in securities of companies the Adviser believes are undervalued. Unlike mutual funds that are constrained by a style box, the Fund may invest in any company, industry or sector where the Adviser’s analysis suggests that there is opportunity for gains that outweigh risks. In identifying investments for the Fund, the Adviser looks for companies it believes the market has irrationally undervalued and companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow. The following tables show the top eleven holdings, sector allocation, and top eleven countries in which the Fund was invested as of October 31, 2015. Portfolio holdings are subject to change without notice.

    Certain mutual fund ratings and review services have created style boxes, which look more or less like a tic-tac-toe board; arranging funds by the size of the companies they typically invest in (large-, mid-, and small-cap) along one axis, and along a “value” to “growth” basis on the other axis. This may be a helpful way – at times – to think about certain investment opportunities, but we don’t believe we’ll improve your returns by limiting ourselves to any one portion of that style box.

Motley Fool Epic Voyage Fund	43

Top Eleven Holdings*	% of Net Assets

DuzonBizon Co., Ltd.	4.85%
Shimano, Inc.	4.33
Banco Latinoamericano de Comercio Exterior SA	4.20
Almarai Co.	4.14
HDFC Bank Ltd.	4.09
Taiwan Semiconductor Manufacturing Co., Ltd.	3.90
BrainJuicer Group PLC	3.86
PT Nippon Indosari Corpindo Tbk	3.45
Baidu, Inc.	3.42
Kobayashi Pharmaceutical Co., Ltd.	2.95
Dr. Reddy’s Laboratories Ltd.	2.91

39.10%

*  As of the date of the report, the fund had a holding of 3.03% in the BNY Mellon Cash Reserve.

The Motley Fool Epic Voyage Fund uses the Global Industry Classification StandardSM (“GICSSM”) as the basis for the classification of securities on the Schedule of Investments (“SOI”). We believe that this makes the SOI classifications more standard with the rest of the industry.

Sector Allocation	% of Net Assets

Consumer Discretionary	21.04%
Financials	20.00
Consumer Staples	18.45
Information Technology	12.51
Health Care	10.22
Materials	7.28
Industrials	5.99
Energy	1.19

96.68%

44	Motley Fool Epic Voyage Fund

Top Eleven Countries	% of Net Assets

Japan	9.43%
India	7.00
Brazil	6.27
Saudi Arabia	5.95
South Korea	5.79
Switzerland	5.71
Panama	4.20
Taiwan	3.90
China	3.42
Germany	2.67
Belgium	2.61

56.95%

Motley Fool Epic Voyage Fund	45

About Your Expenses

As a shareholder of the Epic Voyage Fund, you incur ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund as compared to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

    Do you know how many times a fund, or the market, has returned a smooth 5% over a long period of time? Never. But we have to pick some example. In reality, the market’s returns are always far bumpier, with the market returning 20% one year, followed by a loss of 10% the next year, followed by a 3% gain, etc. These variations affect actual expenses as well. Happily, over almost all time periods of 20 years or longer, according to the research of University of Pennsylvania’s Jeremy Siegel and others, the domestic market’s returns have been at least 5% per year on average.

	Beginning Account Value 05/01/15	Ending Account Value 10/31/15	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

Investor Shares
Actual	$1,000	$916.60	1.12%	$5.41
Hypothetical	$1,000	$1,019.56	1.12%	$5.70
Institutional Shares
Actual	$1,000	$916.73	0.91%	$4.40
Hypothetical	$1,000	$1,020.62	0.91%	$4.63

(1)	These ratios reflect expenses waived by the Fund’s investment adviser. Without these Waivers, the Fund’s expenses would have been higher and the ending account values would have been lower.

(2)	Expenses are equal to the Fund’s annualized expense ratio for the period May 1,2015 to October 31, 2015, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365.

46	Motley Fool Epic Voyage Fund (Unaudited)

The Motley Fool Funds Trust

Motley Fool Epic Voyage Fund

Schedule of Investments

October 31, 2015

Issues	Shares	Value (Note 2)

Equity Securities — 89.32%
Banks — 10.82%
Banco Latinoamericano de Comercio Exterior SA (Panama)	51,100	$1,381,233
Gronlandsbanken AB (Denmark)	9,287	832,528
HDFC Bank Ltd. (India)(a)	22,000	1,345,080

		3,558,841

Beverages — 2.41%
Corp Lindley SA (Peru)*	948,214	794,028

Capital Markets — 1.73%
Tarpon Investimentos SA (Brazil)	250,000	570,458

Chemicals — 3.84%
Syngenta AG (Switzerland)(a)	6,000	403,740
Tessenderlo Chemie NV (Belgium)*	26,666	860,031

		1,263,771

Commercial Services & Supplies — 0.97%
Depa Ltd. (United Arab Emirates)*	691,600	318,136

Consumer Finance — 2.50%
Gentera SAB de CV (Mexico)	448,353	823,538

Containers & Packaging — 0.77%
Crown Seal PCL (Thailand)(a)	180,500	253,743

Food Products — 6.66%
BRF - Brasil Foods SA (Brazil)(a)	20,000	306,600
Flour Mills of Nigeria PLC (Nigeria)	2,104,000	223,665
Nestle SA (Switzerland)	6,885	525,835
PT Nippon Indosari Corpindo Tbk (Indonesia)	13,022,700	1,135,041

		2,191,141

Health Care Equipment & Supplies — 1.64%
Medtronic PLC (Ireland)	7,292	539,025

Health Care Providers & Services — 3.63%
NMC Health PLC (United Arab Emirates)	50,000	587,347
Odontoprev SA (Brazil)	237,000	607,164

		1,194,511

See Notes to Financial Statements.

Motley Fool Epic Voyage Fund	47

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Internet & Catalog Retail — 3.60%
CJ O Shopping Co., Ltd. (South Korea)	2,002	$308,860
zooplus AG (Germany)*	6,001	877,015

		1,185,875

Internet Software & Services — 3.42%
Baidu, Inc. (China)*(a)	6,000	1,124,820

Leisure Products — 4.33%
Shimano, Inc. (Japan)	9,050	1,425,996

Life Sciences Tools & Services — 2.04%
Horizon Discovery Group PLC (United Kingdom)*	135,000	271,590
Siegfried Holding Ltd. (Switzerland)*	2,000	400,627

		672,217

Machinery — 2.15%
FANUC Corp. (Japan)	4,000	705,766

Media — 5.62%
BrainJuicer Group PLC (United Kingdom)	231,336	1,269,588
Multiplus SA (Brazil)	65,000	578,781

		1,848,369

Metals & Mining — 1.26%
Constellium NV (Netherlands)*	110,000	414,700

Multiline Retail — 2.17%
PT Mitra Adiperkasa Tbk (Indonesia)*	2,842,000	715,001

Oil & Gas Services — 1.19%
Schlumberger Ltd. (United States)	5,000	390,800

Personal Products — 2.95%
Kobayashi Pharmaceutical Co., Ltd. (Japan)	12,500	969,103

Pharmaceuticals — 2.91%
Dr. Reddy’s Laboratories Ltd. (India)(a)	14,779	957,531

Real Estate Investment Trusts — 1.34%
Lippo Malls Indonesia Retail Trust (Singapore)	1,925,000	439,717

Real Estate Management & Development — 1.80%
Henderson Land Development Co., Ltd. (Hong Kong)	92,475	590,615

Semiconductors & Semiconductor Equipment — 3.90%
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)(a)	58,500	1,284,660

See Notes to Financial Statements.

48	Motley Fool Epic Voyage Fund

Issues	Shares	Value (Note 2)

Equity Securities (continued)
Software — 5.18%
DuzonBizon Co., Ltd. (South Korea)	84,900	$1,596,473
Monitise PLC (United Kingdom)*	2,450,000	108,397

		1,704,870

Textiles, Apparel & Luxury Goods — 5.32%
Brunello Cucinelli SpA (Italy)	47,000	850,105
Swatch Group SA (The) (Switzerland)	1,400	546,755
Tod’s SpA (Italy)	4,200	351,761

		1,748,621

Tobacco — 2.29%
Philip Morris CR AS (Czech Republic)	1,577	751,946

Transportation Infrastructure — 2.88%
DP World Ltd. (United Arab Emirates)	12,000	242,506
International Container Terminal Services, Inc. (Philippines)	400,000	704,518

		947,024

Total Equity Securities (Cost $ 29,475,154)		29,384,823

Participatory Notes — 7.36%
Banks — 1.81%
Al Rajhi Banking & Investment Co. (Saudi Arabia)(b)	43,333	595,839

Food Products — 4.14%
Almarai Co. (Saudi Arabia)(b)	65,086	1,362,459

Metals & Mining — 1.41%
Aluminum Bahrain BSC (Bahrain)(b)	396,998	463,277

Total Participatory Notes (Cost $ 2,061,361)		2,421,575

Other Investments — 3.03%
Temporary Cash Investment — 3.03%
BNY Mellon Cash Reserve	997,860	997,860

Total Other Investments (Cost $ 997,860)		997,860

Total Investment Portfolio (Cost $ 32,534,375) — 99.71%		32,804,258
Assets in Excess of Other Liabilities — 0.29%		95,648

NET ASSETS — 100.00%
(Applicable to 3,024,344 shares outstanding)		$32,899,906

*	Non-income producing security.

See Notes to Financial Statements.

Motley Fool Epic Voyage Fund	49

(a)	ADR — American Depositary Receipts
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is $2,421,575 and represents 7.36% of net assets as of October 31, 2015.

PCL — Public Company Limited

PLC — Public Limited Company

See Notes to Financial Statements.

50	Motley Fool Epic Voyage Fund

Statement of Assets and Liabilities

October 31, 2015

Assets:

Investments in securities of unaffiliated issuers, at value (at cost, $32,534,375)	$32,804,258
Foreign currency, at value (at cost, $16,842)	16,893
Receivables:
Dividends and tax reclaims	75,224
Investment securities sold	450,899
Shares of beneficial interest sold	2,861
Prepaid expenses and other assets	25,383

Total Assets	33,375,518

Liabilities
Payables:
Investment securities purchased	202,783
Shares of beneficial interest redeemed	173,666
Dividend withholding tax	2,337
Accrued expenses:
Audit fees	19,500
Accounting and administration fees	34,616
Advisory fees	431
Custodian fees	10,784
Legal fees	2,538
Transfer agent fees	17,021
Other expenses	11,936

Total Liabilities	475,612

Net Assets	$32,899,906

The accompanying notes are an integral part of these financial statements.

Motley Fool Epic Voyage Fund	51

Statement of Assets and Liabilities

October 31, 2015

Net Assets Consist of:
Paid-in-Capital	$33,362,899
Undistributed Net Investment Income	319,399
Accumulated Net Realized Loss on Investments	(1,050,976)
Net Unrealized Appreciation/(Depreciation) on Investments, Foreign Currencies, and Assets and Liabilities Denominated in Foreign Currencies	268,584

Net Assets	$32,899,906

Net Asset Value:
$0.001 par value, unlimited shares authorized
Investor Shares:
Net assets applicable to capital shares outstanding	$31,159,803
Shares outstanding	2,864,671

Net asset value, offering, and redemption price per share*	$ 10.88

Institutional Shares:
Net assets applicable to capital shares outstanding	$ 1,740,103
Shares outstanding	159,673

Net asset value, offering, and redemption price per share*	$ 10.90

*	A charge of 2% is imposed on the redemption proceeds of shares redeemed or exchanged within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

52	Motley Fool Epic Voyage Fund

Statement of Operations

Year Ended October 31, 2015

Investment Income
Dividends	$ 870,310
Interest	63
Less foreign taxes withheld	(101,462)

Total Investment Income	768,911

Expenses
Accounting and administration fees	109,133
Blue sky fees	37,911
Shareholder account-related services - Investor Shares	33,013
Chief Compliance Officer fees	25,400
Custodian fees	34,765
Investment advisory fees	334,651
Professional fees	43,352
Shareholder reporting fees	12,366
Transfer agent fees - Investor Shares	67,554
Transfer agent fees - Institutional Shares	37,995
Trustee fees	36,106
Other expenses	31,940

Total expenses	804,186

Expenses waived/reimbursed net of amount recaptured - Investor Shares	(269,503)
Expenses waived/reimbursed net of amount recaptured - Institutional Shares	(86,768)

Net expenses	447,915

Net Investment Income (Loss)	320,996

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(409,936)
Foreign currency transactions	(5,314)

Net realized gain (loss) on investments and foreign currency transactions	(415,250)

Change in net unrealized appreciation/ (depreciation) on:
Investment securities	(5,224,867)
Foreign currency translations	(524)

Change in net unrealized appreciation/ (depreciation) on investments, foreign currencies, and assets and liabilities denominated in foreign currencies	(5,225,391)

Net realized and unrealized gain (loss)	(5,640,641)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(5,319,645)

The accompanying notes are an integral part of these financial statements.

Motley Fool Epic Voyage Fund	53

Statement of Changes in Net Assets

	Year Ended October 31, 2015	Year Ended October 31, 2014

Operations:
Net Investment Income (Loss)	$320,996	$605,431
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(415,250)	(477,486)
Change in Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translation	(5,225,391)	42,595

Net increase (decrease) in net assets resulting from operations	(5,319,645)	170,540

Dividends to Shareholders:
Dividends from net investment income
Investor Shares	(677,612)	(277,384)
Institutional Shares	(24,330)	—
Distributions from net realized capital gains
Investor Shares	—	(74,381)
Institutional Shares	—	—

Total dividends and distributions	(701,942)	(351,765)

Capital Share Transactions:
Proceeds from shares sold
Investor Shares (426,373 and 1,729,104 shares, respectively)	5,009,661	21,708,784
Institutional Shares (33,099 and 128,420 shares, respectively)	388,538	1,685,188
Reinvestment of dividends
Investor Shares (57,128 and 28,483 shares, respectively)	670,684	347,491
Institutional Shares (2,071 and 0 shares, respectively)	24,330	—
Value of shares redeemed
Investor Shares (1,392,043 and 1,152,972 shares, respectively)	(16,320,233)	(14,518,597)
Institutional Shares (3,508 and 409 shares, respectively)	(41,366)	(5,061)
Redemption fees and small-balance account fees
Investor Shares	8,692	25,808
Institutional Shares	1	—

Net increase (decrease) from capital share transactions	(10,259,693)	9,243,613

Total increase (decrease) in net assets	(16,281,280)	9,062,388

Net Assets:
Beginning of Period	49,181,186	40,118,798

End of Period*	$32,899,906	$49,181,186

* Including undistributed net investment income	$319,399	$564,175

The accompanying notes are an integral part of these financial statements.

54	Motley Fool Epic Voyage Fund

Financial Highlights

(for a share outstanding throughout each period)

	Years Ended October 31,			Period Ended October 31,
Investor Shares	2015	2014	2013	2012(1)(2)

Net Asset Value, Beginning of Period	$ 12.61	$12.66	$10.94	$10.00

Income (Loss) From Investment Operations
Net Investment Income (Loss)(3)	0.09	0.16	0.13	0.18
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.63)	(0.12)	1.73	0.77

Total From Investment Operations	(1.54)	0.04	1.86	0.95

Less Distributions
Net Investment Income	(0.19)	(0.08)	(0.15)	(0.01)
Net Realized Capital Gains	—	(0.02)	—	—

Total Distributions	(0.19)	(0.10)	(0.15)	(0.01)

Redemption and Small-Balance Account Fees	— *	0.01	0.01	— *

Net Asset Value, End of Period	$ 10.88	$12.61	$12.66	$10.94

Total Return(4)(5)	(12.33%)	0.47%	17.32%	9.52%
Net Assets, End of Period (thousands)	$31,160	$47,566	$40,119	$19,272

Ratios/Supplemental Data

Ratio of Expenses to Average Net Assets	1.13%	1.24%	1.35%	1.35%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	1.84%	1.88%	2.60%	4.13%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.80%	1.29%	1.15%	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	0.09%	0.66%	(0.10%)	(1.03%)
Portfolio Turnover	20%	25%	26%	17%

*	Amount represents less than $0.005 per share.
(1)	Inception date of the Epic Voyage Fund was November 1, 2011. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
(2)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
(3)	Per share data calculated using average shares outstanding method.
(4)	During the years ended October 31, 2014 and October 31, 2013, 0.08% and 0.09%, respectively of the Fund’s total return was attributable to redemption and small-balance account fees received as referenced in Note 4. Excluding this item, the total return would have been 0.39% and 17.23%, respectively. For the year ended October 31, 2015 and the period ended October 31, 2012, redemption and small-balance account fees received had no effect on the Fund’s total return.
(5)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

Motley Fool Epic Voyage Fund	55

Financial Highlights

	Year Ended October 31,	Period Ended October 31,
Institutional Shares	2015	2014(1)(2)

Net Asset Value, Beginning of Period	$12.62	$13.06

Income (Loss) From Investment Operations
Net Investment Income (Loss)(3)	0.12	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.65)	(0.48)

Total From Investment Operations	(1.53)	(0.44)

Less Distributions
Net Investment Income	(0.19)	—
Net Realized Capital Gains	—	—

Total Distributions	(0.19)	—

Redemption and Small-Balance Account Fees	—*	—

Net Asset Value, End of Period	$10.90	$12.62

Total Return(4)	(12.23%)	(3.37%)
Net Assets, End of Period (thousands)	$1,740	$1,615

Ratios/Supplemental Data

Ratio of Expenses to Average Net Assets	0.93%	0.95%
Ratio of Expenses to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	5.91%	6.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.06%	0.78%
Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers and Reimbursement of Expenses and/or Recapture of Previously Waived Fees)	(3.92%)	(4.62%)
Portfolio Turnover	20%	25%
*	Amount represents less than $0.005 per share.
(1)	Commenced operations on June 17, 2014. All ratios for the period have been annualized. Total return for the period has not been annualized.
(2)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessary indicative of future ratios.
(3)	Per share data calculated using average shares outstanding method.
(4)	Total return reflects the rate an investor would have earned on an investment in the Fund during the period.

The accompanying notes are an integral part of these financial statements.

56	Motley Fool Epic Voyage Fund

Notes to Financial Statements

1. Organization:

Motley Fool Independence Fund (“Independence Fund”), Motley Fool Great America Fund (“Great America Fund”), and Motley Fool Epic Voyage Fund (“Epic Voyage Fund”) (each a “Fund” and together the “Funds”) are diversified series of The Motley Fool Funds Trust (the “Trust”), an open-end management investment company (or mutual fund) organized on November 7, 2008, as a statutory trust under the laws of the State of Delaware. The investment objective of each Fund is to achieve long-term capital appreciation. The Independence Fund pursues its objective by investing primarily in common stocks of U.S. companies and of companies that are organized under the laws of other countries around the world. The Great America Fund pursues its objective by investing primarily in common stocks of companies that are organized in the United States and that are engaged in a broad range of industries. The Epic Voyage Fund pursues its objective by investing primarily in common stocks of foreign companies.

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties for the Trust by the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, the Trust believes the risk of loss to be remote.

2. Significant Accounting Policies:

Basis of Preparation

The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for U.S. mutual funds.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security Valuation

Securities held by the Trust are generally valued at fair value as of the close of regular trading on each business day (generally 4 pm Eastern time) that the New York Stock Exchange (“NYSE”) is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last quoted sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different from the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange for that day. Securities traded in the OTC market are valued on the basis of the last sales price as reported by NASDAQ. If there are no sales on that day,

The Motley Fool Funds Trust	57

then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available or whose values have been affected by events occurring before the Funds’ pricing time but after the close of the securities markets, and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees (the “Board”). Debt securities that mature in fewer than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less or by amortizing the value as of the 61st day before maturity, if their original term to maturity exceeded 60 days.

When fair value pricing is employed, the prices of securities used by a fund to calculate its net asset value (the “NAV”) may differ from quoted or published prices for the same securities.

  You’d think that it would be easy to determine what a share of the Fund is worth – just add up the value of everything it holds, and then divide by the number of shares. It’s not that simple, though. Some foreign markets have different operating hours (when it’s daytime in Chicago, for example, it is night in Shanghai).That means that when we calculate a Fund’s value at the end of the day, the market quotations for some of the securities held by the Fund could be several hours old, and intervening events may have affected what the stocks are worth. In addition, characteristics of the relevant markets and stocks might, in some cases, cast doubt on a particular valuation. For these reasons, we may rely on a pricing service to determine the value of particular securities. It is possible that when a Fund buys or sells the securities, the price on the real market will be different from the value used for the fair-value pricing.

The values of securities held by the Funds and other assets used in computing NAV are generally determined as of the time trading in such securities is completed each day, which, in the case of foreign securities, generally occurs at various times before the close of the NYSE. Trading in securities listed on foreign securities exchanges are valued at the last sale or, if no sales are reported, at the bid price as of the close of the exchange, subject to possible adjustment as described in the Prospectus. Foreign currency exchange rates are also generally determined before the close of the NYSE. On occasion, the values of such securities and exchange rates may be affected by events occurring between the time as of which determinations of such values or exchange rates are made and the close of the NYSE. When such events materially affect the value of securities held by the Funds or their liabilities, such securities and liabilities will be valued at fair value in accordance with procedures adopted in good faith by the Board. In this regard, the Trust has retained a third-party fair-value pricing service to quantitatively analyze the price movement of the Funds’ holdings on foreign exchanges and to automatically determine fair value if the variation from the prior day’s closing price exceeds specified parameters. As of October 31, 2015, such price movements for certain securities had

58	The Motley Fool Funds Trust

exceeded specified parameters and the third-party fair-value service quantitatively fair valued the affected securities. The Board will review and monitor the methods used by the service to assure itself that securities are valued at their fair values. The values of any assets and liabilities initially expressed in foreign currencies will be converted to U.S. dollars based on exchange rates supplied by a quotation service.

Fair Value Measurements

The Financial Accounting Standards Board (“FASB”) “Fair Value Measurements and Disclosures” defines fair value as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment. Valuation techniques should maximize the use of observable market data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value measurements utilize a hierarchy based on the observability of inputs used to establish fair value.

Investment assets reported at fair value are classified based on the lowest level input that is significant to fair value:

Level 1 — quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed domestic and foreign equity securities.

Level 2 — observable inputs other than Level 1 (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include investment grade corporate bonds and less liquid listed domestic and foreign equity securities.

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all.

The Motley Fool Funds Trust	59

The Independence Fund and Epic Voyage Fund had significant transfers between Level 1 and Level 2 of $3,916,455 and $1,886,987 respectively, during the year ended October 31, 2015.

The Independence Fund and Epic Voyage Fund had significant transfers between Level 2 and Level 1 of $4,770,379 and $2,434,178 respectively, during the year ended October 31, 2015.

The Great America Fund did not have any transfers between Level 1 and Level 2 during the six months ended October 31, 2015.

The following is a summary of the inputs used in valuing the assets and liabilities carried at fair value as of October 31, 2015:

Independence Fund

Valuation Inputs	Value

Level 1 — Quoted Prices
U.S. Common Stocks	$217,070,185
Foreign Common Stocks
Banks	23,982,112
Commercial Services & Supplies	2,675,080
Construction & Engineering	2,422,980
Consumer Finance	7,071,704
Electric Utilities	3,874,862
Food Products	3,429,382
Health Care Equipment & Supplies	4,381,386
Health Care Providers & Services	5,115,577
Internet Software & Services	9,654,705
Life Sciences Tools & Services	4,920,214
Media	6,322,394
Metals & Mining	881,245
Oil, Gas & Consumable Fuels	928,731
Pharmaceuticals	7,138,368
Semiconductors & Semiconductor Equipment	6,368,400
Temporary Cash Investment	15,568,187
Total Level 1	321,805,512
Level 2 — Other Significant Observable Inputs
Foreign Common Stocks
Banks	12,340,582
Food Products	9,162,891

60	The Motley Fool Funds Trust

Independence Fund

Valuation Inputs	Value

Internet & Catalog Retail	$ 9,134,375
Leisure Products	2,836,235
Machinery	2,470,181
Multiline Retail	3,094,732
Real Estate Management & Development	5,742,505
Software	9,649,915
Textiles, Apparel & Luxury Goods	8,594,619
Transportation Infrastructure	3,139,763
Participatory Notes	13,160,104
Total Level 2	79,325,902
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$401,131,414
Great America Fund

Valuation Inputs	Value

Level 1 — Quoted Prices
U.S. Common Stocks	$241,618,252
Temporary Cash Investment	8,047,346
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$249,665,598
Epic Voyage Fund

Valuation Inputs	Value

Level 1 — Quoted Prices
Foreign Common Stocks
Banks	$3,558,841
Beverages	794,028
Capital Markets	570,458
Chemicals	403,740
Commercial Services & Supplies	318,136

The Motley Fool Funds Trust	61

Epic Voyage Fund

Valuation Inputs	Value

Consumer Finance	$ 823,538
Containers & Packaging	253,743
Food Products	530,265
Health Care Equipment & Supplies	539,025
Healthcare Provider & Services	1,194,511
Internet Software & Services	1,124,820
Life Sciences Tools & Services	672,217
Media	1,848,369
Metals & Mining	414,700
Oil & Gas Services	390,800
Pharmaceuticals	957,531
Real Estate Investment Trusts	439,717
Semiconductors & Semiconductor Equipment	1,284,660
Software	108,397
Temporary Cash Investment	997,860
Total Level 1	17,225,356
Level 2 — Other Significant Observable Inputs
Foreign Common Stocks
Chemicals	860,031
Food Products	1,660,876
Internet & Catalog Retail	1,185,875
Leisure Products	1,425,996
Machinery	705,766
Multiline Retail	715,001
Personal Products	969,103
Real Estate Management & Development	590,615
Software	1,596,473
Textiles, Apparel & Luxury Goods	1,748,621
Tobacco	751,946
Transportation Infrastructure	947,024
Participatory Notes	2,421,575
Total Level 2	15,578,902
Level 3 — Significant Unobservable Inputs	—
Total Value of Investments	$32,804,258

62	The Motley Fool Funds Trust

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Dividends and Distributions

    When a Fund pays a dividend or other distribution, its net asset value (NAV) per share will decline by the per-share amount of the distribution. Investors are no poorer for this “distribution drop,” however. As this section explains, investors may elect to reinvest their dividend and distribution payments. Doing so would allow them to acquire additional shares at the post-distribution NAV per share. They may also choose to receive a check in the amount of their portion of the dividend or distribution.

Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year. All dividends and other distributions will be reinvested in Fund shares unless a shareholder chooses either to (1) receive dividends in cash, while reinvesting capital gains distributions in additional Fund shares; or (2) receive all distributions in cash. Additionally, each Fund reports details of distribution-related transactions on quarterly account statements. You may not receive a separate confirmation statement for these transactions.

Securities Transactions, Investment Income and Expenses

Securities transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount and premium are amortized using the effective interest method. Expenses directly attributable to a Fund are directly charged to that Fund. Common expenses of the Trust are allocated using methods approved by the Board.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars as follows: (1) the values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Funds do not isolate the portion of gains and losses on investments.

3. Investment Policies and Practices:

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

The Motley Fool Funds Trust	63

    When we say that the Funds may invest in other types of securities and in other asset classes, the “may” is well worth emphasizing, as the Fund’s primary focus is the common stock companies that the Adviser believes are both promising and undervalued.

Foreign Securities

The Independence Fund and Epic Voyage Fund invest, and the Great America Fund may invest, in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)) that represent indirect interests in securities of foreign issuers. A significant portion of a Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less-developed countries.

    If a Fund holds a foreign stock, and the stock is traded on a foreign exchange, with its price denominated in that foreign currency, the value of the stock will change, for the Fund, whenever the relative value of the U.S. dollar and that foreign currency change. To take an imaginary example, if the Fund holds shares in RuritaniaTelecom, traded on the Ruritanian Stock Exchange, those shares will be worth more to the Fund if the value of the Ruritanian ploof increases against the U.S. dollar, and vice versa, all other things being equal.

The purchase of securities denominated in foreign currencies will subject the value of the Funds’ investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Funds may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Funds will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that a Fund plans to purchase or to sell. In certain limited cases, it may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S.

64	The Motley Fool Funds Trust

dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Funds will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of a Fund’s total assets. For hedging purposes, the Funds may also use options on foreign currencies, which expose the Funds to certain risks.

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. EDRs and GDRs are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

Types of Fixed-Income Securities

A Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. Fixed income securities purchased by a Fund may include, among others, bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”); municipal securities; mortgage-backed and asset-backed securities; and debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities, or political subdivisions, or by government-owned, -controlled, or -sponsored entities, including central banks. These investments also include money market instruments and other types of obligations. Investors should recognize that, although securities ratings issued by Standard & Poor’s® Ratings Services (“S&P”), a division of The McGraw-Hill Companies, Inc., and Moody’s Investors Services©, Inc. (“Moody’s”), provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels generally cause fluctuations in the prices of fixed-income securities and will, therefore, cause fluctuations in the NAV per share of a Fund. Subsequent to the purchase of a fixed-income security by a Fund, the ratings or credit quality of such security may deteriorate. Any such subsequent adverse changes in the rating or quality of a security held by a Fund would not require a Fund to sell the security.

Participatory Notes

A participatory note, as used by a Fund, is an instrument used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local

The Motley Fool Funds Trust	65

market where direct ownership is not permitted (or is impractical.) In countries where direct ownership by a foreign investor, such as a Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to the market through a participatory note, which derives its value from a group of underlying equity securities. A participatory note is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to providing access to otherwise closed markets, participatory notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. The Funds’ investment manager also believes that participatory notes can offer greater liquidity in markets that restrict the ability of the Funds to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note, also known as counterparty risk.

While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights.

Participatory notes may not be traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that manage a portfolio of real estate or real estate-related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the borrower on any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash-flow dependency,

66	The Motley Fool Funds Trust

default by borrowers, and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), to avoid entity level tax and be eligible to pass through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which a REIT may not have control over its investments. REITs may use significant amounts of leverage.

REITs often do not provide complete tax information until after the end of the calendar year. Consequently, because of the delay, it may be necessary for a Fund, if invested in REITs, to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Alternatively, amended Forms 1099-DIV may be sent. During the year ended October 31, 2015, the Independence, Great America, and Epic Voyage Funds invested in REITs.

Temporary Investments

During periods of adverse market or economic conditions, a Fund may temporarily invest all or a substantial portion of its assets in high-quality, fixed-income securities, money market instruments, and shares of money market mutual funds, or it may hold cash. At such times, a Fund would not be pursuing its stated investment objective with its usual investment strategies. A Fund may also hold these investments for liquidity purposes. Fixed-income securities will be deemed to be of high quality if they are rated “A” or better by S&P or Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high-quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include U.S. Government Securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements for US. Government Securities. In lieu of purchasing money market instruments, a Fund may purchase shares of money market mutual funds that invest primarily in U.S.

The Motley Fool Funds Trust	67

Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act. A Fund, as an investor in a money market fund, will indirectly bear the fees and expenses of the money market fund. These indirect fees and expenses will be in addition to the fees and expenses of the Funds. Repurchase Agreements involve certain risks not associated with direct investments in debt securities.

Securities Lending

Each Fund may lend its portfolio securities pursuant to a securities lending agreement with the Bank of New York Mellon. The Funds’ may lend its securities to brokers, dealers, and financial institutions in an amount not exceeding 33 1/3% of the value of the Funds’ total assets. These loans will be secured by collateral (consisting of cash, U.S. Government Securities, or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Funds may, subject to certain notice requirements, at any time call the loan and obtain the return of the securities loaned. The Funds will be entitled to payments equal to the interest and dividends on the loaned securities and may receive a premium for lending the securities. The Funds did not lend any portfolio securities during the year ended October 31, 2015.

4. Fees and Transactions with Related Parties:

Fund Expenses

Each Fund pays all of its expenses other than those expressly assumed by Motley Fool Asset Management (the “Adviser”). Expenses of each Fund are deducted from the Funds’ total income before dividends are paid.

Investment Adviser

Subject to the supervision of the Board, the Adviser manages the overall investment operations of the Funds in accordance with the Funds’ investment objective and policies and formulates a continuing investment strategy for the Funds pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Trust on behalf of the Funds. The Adviser is a wholly owned subsidiary of The Motley Fool Holdings Inc. (“TMF Holdings”), a multimedia financial-services holding company that also owns The Motley Fool, LLC, which publishes investment information and analysis across a wide range of media, including investment newsletter services, websites, and books. TMF Holdings is controlled by David Gardner and Tom Gardner, along with other private shareholders.

Effective June 17, 2014, under the terms of an amended Advisory Agreement, each Fund pays the Adviser a fee that is computed daily and paid monthly at an annual rate of 0.85% of each Fund’s average daily net assets. Prior to June 17, 2014, the advisory fee paid by each Fund was made up of (i) a base annual fee of 0.95% of a Fund’s average daily net assets and (ii) a performance based fee effective after a Fund completed 12 full

68	The Motley Fool Funds Trust

calendar months of operations, which, relative to the base annual fee, increases the amount payable to the Adviser if a Fund’s performance exceeds its benchmark by certain amounts and decreases the amount payable to the Adviser if a Fund’s performance trails its benchmark over the applicable time period. The advisory fee was simplified by replacing the base fee/performance adjustment structure with a base annual fee. The Adviser will ‘wind down’ the performance fee arrangement by charging, for a period of 18 months from June 17, 2014, the lesser of (i) the amount that would have been paid under the previous advisory fee arrangement and (ii) the amount payable under the current Advisory Agreement. During the year ended October 31, 2015, advisory fees just for the Epic Voyage Fund were based on the previous advisory fee agreement, per the “wind down” feature in the current advisory fee agreement which became effective June 17, 2014.

Under the previous advisory fee arrangement, each Fund paid the Adviser a fee computed daily and paid monthly at an annual rate of 0.95% of the Funds’ average daily net assets during the month (the “Basic Fee”). Commencing the first month after each Fund had completed 12 full calendar months of operations, the Basic Fee was subject to a monthly adjustment (the “Monthly Performance Adjustment”) based on the investment performance of each Fund relative to the performance of the MSCI World Index for the Independence Fund, the Russell Midcap Index for the Great America Fund, and the Russell Global ex-U.S. Index for the Epic Voyage Fund, measured over a trailing-36-month period ending on the last day of the month for which the fee was to be paid (or, if each Fund did not have 36 full calendar months of operations, the number of months since commencement of each Fund’s operations) (the “Performance Measurement Period”). The fee payable for each month (the “Total Advisory Fee”) was the Basic Fee plus or minus the Monthly Performance Adjustment.

The Monthly Performance Adjustment was calculated by subtracting from the cumulative percentage performance of the Funds (essentially, the change in the Funds’ net asset value per share) during the Performance Measurement Period (net of all expenses, including advisory fees) the percentage change in the MSCI World Index for the Independence Fund, the Russell Midcap Index for the Great America Fund, and the Russell Global ex-U.S. Index for the Epic Voyage Fund over the same period (including the value of dividends paid during the measurement period on stocks included in the MSCI World Index, the Russell Midcap Index, or the Russell Global ex-U.S. Index, respectively). The Monthly Performance Adjustment was based on an annual percentage rate determined by (i) subtracting 3 from the positive or negative percentage difference between the investment performance of the Funds and the investment performance of the MSCI World Index for the Independence Fund, the Russell Midcap Index for the Great America Fund, and the Russell Global ex-U.S. Index for the Epic Voyage Fund during the Performance Measurement Period, and (ii) multiplying the result by 2%, but the annual percentage rate used in determining the Monthly Performance Adjustment was limited to a rate of not more than +0.20% nor less than -0.20%. The dollar amount of the Monthly Performance Adjustment was then determined by dividing the annual percentage rate by 12, and (iii) multiplying the result

The Motley Fool Funds Trust	69

by the average daily net assets of each Fund during the Performance Measurement Period. There was no Monthly Performance Adjustment if the difference between the investment performance of each Fund and the investment performance of its index was three percentage points or less. Because the operation of the Expense Limitation and Reimbursement Agreement that was in effect would have a positive effect upon each Fund’s Investment performance, the agreement may have resulted in an increase in the Monthly Performance Adjustment and the Total Advisory Fee. The Adviser had agreed to waive the amount of the increase in the Monthly Performance Adjustment that exceeded the amount that would have been payable to it in the absence of the Expense Limitation and Reimbursement Agreement to the extent that such increase exceeded the cumulative amount of expenses deferred, absorbed, or reimbursed by the Adviser that it had not previously recovered as a result of higher positive performance-based adjustments in one or more prior months resulting from the Expense Limitation and Reimbursement Agreement.

The Adviser has contractually agreed to pay, waive or absorb a portion of the operating expenses of the Investor and Institutional Shares of each Fund through the end of February 2016, to the extent necessary to limit the annual operating expenses of the Investor and Institutional Shares of each Fund (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any other extraordinary expenses) to an amount not exceeding the rates listed below annually of each Fund’s average daily net assets.

Expense Limits

Independence Fund - Investor Shares	1.15%
Independence Fund - Institutional Shares	0.95%
Great America Fund - Investor Shares	1.15%
Great America Fund - Institutional Shares	0.95%
Epic Voyage Fund - Investor Shares	1.15%
Epic Voyage Fund - Institutional Shares	0.95%

70	The Motley Fool Funds Trust

The Adviser may recover from the Investor and Institutional Shares of each Fund fees and expenses previously paid, waived, or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause the Funds’ operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed the expense limits of the Investor and Institutional Class, respectively, of each Fund that were in effect at the time the fees and expenses were paid, waived, or absorbed by the Adviser, as well as the expense limits that are currently in effect, if different. Previously waived fees subject to future recovery by the Adviser are as follows:

	Independence Fund

		Recovery Available

	Year End	Investor Shares	Institutional Shares

2016		$ —	$ —
2017		$ —	$ 31,638
2018		$266	$ 80,208
Total		$266	$111,846

	Great America Fund

		Recovery Available

	Year End	Investor Shares	Institutional Shares

2016		$162,758	$ —
2017		$ 50,490	$ 29,553
2018		$ 55,441	$ 85,273
Total		$268,689	$114,826

	Epic Voyage Fund

		Recovery Available

	Year End	Investor Shares	Institutional Shares

2016		$339,127	$ —
2017		$294,155	$ 32,000
2018		$269,503	$ 86,768
Total		$902,785	$118,768

Trustees Fees

Each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust is paid an annual retainer of $35,000. Officers of the Trust, all of whom are members, officers, or employees of the Adviser, or their affiliates, receive no compensation from the Trust.

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Other Service Providers

Administration and Accounting Services

The Trust has entered into an Administration and Accounting Services Agreement with BNY Mellon. Pursuant to the Administration and Accounting Services Agreement, BNY Mellon provides various administrative and accounting services necessary for the operations of the Trust and the Funds. Services provided by BNY Mellon include facilitating general Fund management; monitoring the Funds’ compliance with federal and state regulations; supervising the maintenance of the Funds’ general ledger, the preparation of the Funds’ financial statements, the determination of the Funds’ daily NAVs, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax, and other reports. The Funds pay the Administrator an annual fee calculated based upon the Funds’ average net assets. The fee is paid monthly. The Funds also reimburse the Administrator for certain out-of-pocket expenses.

Transfer Agent

BNY Mellon serves as the Funds’ transfer agent and dividend disbursing agent. BNY Mellon receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.

For the year ended October 31, 2015, BNY Mellon received $1,320,181 aggregate fees and expenses for services rendered under the various agreements described above.

Custodian

BNY Mellon serves as custodian of the Trust’s assets and is responsible for maintaining custody of the Funds’ cash and investments and retaining subcustodians, including in connection with the custody of foreign securities.

Custodian fees for the Funds are calculated based on the average daily gross assets of the Funds. BNY Mellon also receives other transaction based charges and is reimbursed for out-of-pocket expenses.

For the year ended October 31, 2015, BNY Mellon received $151,721 in aggregate fees and expenses for services rendered under the custody agreements described above.

Distribution

Foreside Funds Distributors LLC serves as the principal underwriter of the Funds pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Funds. The Funds do not pay any fees to the Distributor in its capacity as Underwriter. The fees are paid by the Adviser.

72	The Motley Fool Funds Trust

Shareholder Account-Related Services

The Trust’s board has authorized it to pay fees to financial intermediaries, including securities dealers, that provide shareholder account-related services to their customers who own shares of the Trust’s Funds, or to reimburse the Adviser for such expenses it paid on the Trust’s behalf. These financial intermediaries generally have omnibus accounts with the Trust’s Transfer Agent and provide shareholder services or sub-transfer agent services to the shareholders who are their customers. The fees paid by the Funds for these services will not exceed the fees they would have incurred if customers of the financial intermediaries maintained their accounts directly with the Trust. For the year ended October 31, 2015, Motley Fool Independence Fund paid $214,135 Motley Fool Great America Fund paid $154,950 and Motley Fool Epic Voyage Fund paid $34,142 for such third-party shareholder account-related services.

Redemption Fee

The Funds charge a redemption fee of 2.00% on proceeds from Shares redeemed or exchanged within 90 days following their acquisition. The redemption fee is calculated as a percentage of the net asset value of the total redemption proceeds and is retained by the Funds and accounted for as additional paid-in capital. Certain exceptions to the imposition of the redemption fee exist. Please see the Funds’ prospectus for more information.

Small-Balance Account Fee

The Funds charge a small-balance account fee of $24 annually if the value of an account is less than $10,000. The fee is assessed by redeeming shares from that account. Certain exceptions to the imposition of the small-balance account fee exist. Please see the Funds’ prospectus for more information.

5. Control Persons and Principal Holders:

Any person beneficially owning, directly or indirectly, more than 25% of the outstanding shares of a Fund is presumed to control the Fund. Through the exercise of voting rights with respect to shares of the Fund, such a person may be able to determine the outcome of shareholders voting on matters as to which the approval of shareholders of the Fund is required. Principal holders are persons who own beneficially 5% or more of the outstanding shares of the Fund. As of October 31, 2015, the Trust was not aware of any shareholders who beneficially owned 5% or more of each Fund’s outstanding shares.

The Motley Fool Funds Trust	73

6. Investment Transactions:

For the year ended October 31, 2015, the cost of purchases and proceeds from sales and maturities of investment securities for the Funds were as follows:

Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than Temporary Cash Investments)

Fund	Purchases	Sales and Maturity Proceeds

Independence Fund	$85,656,016	$99,276,674
Great America Fund	85,401,461	73,050,264
Epic Voyage Fund	7,854,190	17,917,503

7. Shares of Beneficial Interest:

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. The Trust consists of three series, the Independence Fund, the Great America Fund, and the Epic Voyage Fund. All shares of each series represent two classes: Investor Shares and Institutional Shares. The Board has the authority to establish additional series of shares (representing interests in separate investment portfolios of the Trust in addition to these three series) and, subject to applicable rules, may establish two or more classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements. Shares are fully paid and non-assessable and have no pre-emptive or conversion rights.

8. Federal Income Taxes:

Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code. If so qualified, a Fund will not be subject to federal income tax on that part of its net investment income and net capital gains that it distributes to its shareholders. Certain federal income and excise taxes would be imposed on a Fund if it fails to make certain required distributions of its income to shareholders. The Funds intend, however, to make distributions in a manner that will avoid the imposition of any such taxes. For this reason, no provision for excise or income taxes is required. Each Fund is treated as a separate entity for federal income tax purposes.

The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

Net investment income (loss) and net realized gains (losses) may differ for financial statements and tax purposes primarily due to differing treatments for foreign currency transactions and investments in partnerships and Passive Foreign Investment Companies (“PFICs”).

74	The Motley Fool Funds Trust

Distributions during the years ended October 31, 2015 and October 31, 2014, were characterized as follows for tax purposes:

	Independence Fund

	Tax Year End	Ordinary Income	Long-Term Capital Gain

2015		$1,957,567	$6,957,635
2014		$ 835,870	$3,348,906

	Great America Fund

	Tax Year End	Ordinary Income	Long-Term Capital Gain

2015		$522,273	$ —
2014		$420,625	$2,142,026

	Epic Voyage Fund

	Tax Year End	Ordinary Income	Long-Term Capital Gain

2015		$701,942	$ —
2014		$277,395	$74,370

At October 31, 2015, the components of distributable earnings for the Funds, on a tax basis were as follows:

Independence Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Net Unrealized Appreciation (Depreciation) on Investments

$--	$169,352	$—	$113,903,426

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Great America Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Net Unrealized Appreciation (Depreciation) on Investments

$289,577	$—	$(569,006)	$56,411,878

Epic Voyage Fund

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryover	Net Unrealized Appreciation (Depreciation) on Investments

$319,399	$—	$(1,050,976)	$268,584

During the year ended October 31, 2015 the Great America Fund utilized capital loss carryovers to offset realized capital gains for Federal income tax purposes in the amount of $953,952.

For federal income tax purposes, the Funds measure capital loss carryovers annually at October 31, its fiscal year end. Capital loss carryovers may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these funds after October 31, 2012 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2015, Great America Fund and Epic Voyage Fund had unexpiring short-term losses of $569,006 and $1,050,976, respectively.

76	The Motley Fool Funds Trust

At October 31, 2015, the aggregate cost of investment securities for federal income tax purposes (excluding foreign currency, securities sold short, and derivative related items) and the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) were as follows:

Independence Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities

$287,212,692	$113,918,722	$135,732,546	$(21,813,824)

Great America Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities

$193,253,720	$56,411,878	$66,642,296	$(10,230,418)

Epic Voyage Fund

Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Securities	Depreciated Securities

$32,534,375	$269,883	$7,131,597	$(6,861,714)

The differences between book basis and tax basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales and cumulative basis adjustments for partnerships and PFICs.

At October 31, 2015, capital contributions, accumulated undistributed net investment income, and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments due to redesignation of dividends paid, foreign currency transactions, and investments in partnerships and PFICs. The following amounts were reclassified within the capital accounts of the Funds:

Independence Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments

$--	$(652,980)	$652,980

The Motley Fool Funds Trust	77

Great America Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments

$--	$(60,279)	$60,279

Epic Voyage Fund

Paid in Capital	Accumulated Undistributed Income	Accumulated Net Realized Gain (Loss) on Investments

$--	$136,170	$(136,170)

Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on certain factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including court decisions).

9. Subsequent Events:

Subsequent events have been evaluated through the date that the financial statements were issued. All subsequent events determined to be relevant and material to the financial statements have been appropriately recorded or disclosed.

Effective November 1, 2015, each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust will be paid an annual retainer of $40,000.

78	The Motley Fool Funds Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

of The Motley Fool Funds Trust

We have audited the accompanying statement of assets and liabilities of Motley Fool Independence Fund, Motley Fool Great America Fund and Motley Fool Epic Voyage Fund, the “Funds,” each a series of The Motley Fool Funds Trust, including the schedules of investments, as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, with respect for Motley Fool Epic Voyage Fund the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Motley Fool Independence Fund, Motley Fool Great America Fund and Motley Fool Epic Voyage Fund as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania	TAIT, WELLER & BAKER LLP
December 22, 2015

The Motley Fool Funds Trust	79

Notice to Shareholders (Unaudited)

Tax Information

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the period ended October 31, 2015, each Fund reported a portion of its distributions as follows:

Motley Fool Independence Fund

Qualified Dividend Income	Dividends Received Deduction	Foreign Source Income	Foreign Tax Credit	Long-Term Capital Gain Distribution

$1,957,567	$1,321,750	—	—	$6,957,635

Qualified Dividend Income (QDI)				100.00%
Dividends Received Deduction (DRD)				67.52%
Motley Fool Great America Fund

Qualified Dividend Income	Dividends Received Deduction	Foreign Source Income	Foreign Tax Credit	Long-Term Capital Gain Distribution

$522,273	$522,273	—	—	$—

Qualified Dividend Income (QDI)				100.00%
Dividends Received Deduction (DRD)				100.00%
Motley Fool Epic Voyage Fund

Qualified Dividend Income	Dividends Received Deduction	Foreign Source Income	Foreign Tax Credit	Long-Term Capital Gain Distribution

$581,754	—	$870,372	$89,983	$—

Qualified Dividend Income (QDI)				73.46%
Dividends Received Deduction (DRD)				—

80	The Motley Fool Funds Trust

Information on Proxy Voting

The Trust’s proxy voting guidelines used to determine how to vote proxies relating to portfolio securities and information regarding how the Trust voted proxies relating to portfolio securities of the Funds during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (888) 863-8803; (ii) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov; and (iii) on the Funds’ website at http://www.FoolFunds.com.

Quarterly Schedule of Investments

The Trust provides a complete list of the Funds’ holdings four times in each fiscal year and at the quarter-ends. For the second and fourth quarters, the Portfolio of Investments appears in the semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the Portfolio of Investments with the SEC on Form N-Q. Shareholders can obtain the Form N-Q (i) without charge, upon request, by calling (888) 863-8803; (ii) on the SEC’s website at http://www.sec.gov; and (iii) on the Funds’ website at http://www.FoolFunds.com. The Form N-Q may be reviewed or copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Meeting of Shareholders

No special meeting of Shareholders was held during the year ending October 31, 2015.

The Motley Fool Funds Trust	81

The Motley Fool Funds Trust Privacy Notice

What Does Motley Fool Funds Trust Do With Your Personal Information?

Why?: Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?: The type of personal information we collect and share depend on the product of service you have with us. This information can include:

●         Social Security number and transaction history

●         Account balances and checking account information

●         Account transactions and wire transfer instructions

When you are no longer a customer, we continue to share your information as described in this notice.

How?: All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Motley Fool Funds Trust chooses to share; and whether you can limit this sharing.

Reasons we share your personal information	Does the Motley Fool Funds Trust share?	Can you limit this sharing?

For our everyday business purposes —
such as to process your transaction, maintain your account(s), provide you with necessary information, respond to court orders and legal investigation, or report to credit bureaus

	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To limit our sharing:

●        Visit us online: http://signup.foolfunds.com/marketing/ SubscriptionManagement.aspx

82	The Motley Fool Funds Trust

Please note:

If you are a new customer, we can begin sharing your information 30 days from the days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions: Call 1-888-863-8803 or go to www.FoolFunds.com

What we do:

How does The Motley Fool Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include physical, electronic, and procedural safeguards, including encryption, authentication and secured buildings and files.

How does The Motley Fool Funds Trust collect my personal information?

We collect your personal information, for example, when you

●         open an account or provide account information

●         make deposits or withdrawals from your account

●         make a wire transfer or tell us where to send the money

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●         sharing for affiliates’ everyday business purposes — information about your creditworthiness

●         make deposits or withdrawals from your account

●         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?

Your choices will apply to everyone on your account.

Definitions:

Affiliates - Companies related by common ownership or control. They can be financial and nonfinancial companies.

Our affiliates include companies with a Motley Fool name; financial companies such as Motley Fool Asset Management, LLC; and nonfinancial companies such as The Motley Fool, LLC and The Motley Fool Holdings, Inc.

Nonaffiliates - Companies not related by common ownership or control. They can be financial and nonfinancial companies.

The Motley Fool Funds Trust does not share with nonaffiliates so they can market to you.

Joint marketing - A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

The Motley Fool Funds Trust doesn’t jointly market.

The Motley Fool Funds Trust	83

Trustees and Officers

NAME AND AGE (1)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INDEPENDENT TRUSTEES
Kathleen A. O’Neil 63	Trustee	Indefinite/Since March 2009	President/CEO, Liberty Street Advisors (consultancy); Director, BMC Software, Guidance Software, MetLife Bank, N.A., John Carroll University (1999 to 2008).	3	None
Stephen L. Boyd 74	Trustee	Indefinite/Since March 2009	None.	3	None
Carl G. Verboncoeur 62	Trustee	Indefinite/Since July 2012	Self-employed consultant since 2009; Chief Executive Officer, Rydex Investments (2003-2009).	3	SPDR Series Trust (89)(Trustee); SPDR Index Shares Funds (53)(Trustee); SSgA Active ETF Trust (22)(Trustee); SSgA Master Trust (10)(Trustee)
INTERESTED TRUSTEE
Randy Coon (3) 43	Trustee	Indefinite/Since June 2015	Chief Commercial Officer of the Motley Fool, LLC, since 2004.	3	None
OFFICERS
Denise Coursey 43	President	One Year/Since June 2015	Chief System Officer and Director of IT Project Management, The Motley Fool, Inc.	N/A	N/A
Greg Haygood 37	Treasurer	One Year/Since March 2015	Accounting Manager & Assistant Controller, Motley Fool Asset Management.	N/A	N/A
Lawrence T. Greenberg 52	Vice President and Secretary	One Year/Since March 2009	SVP and Chief Legal Officer, The Motley Fool Holdings, Inc. (and its predecessor, The Motley Fool, Inc.) (financial publishing). Adjunct professor, Washington College of Law, American University, 2006-present; George Mason University School of Law, 2014-present. Director, The Motley Fool Australia Pty Ltd. (financial publishing) (2010-present). Director, The Motley Fool Canada, ULC (2012-present). Director, The Motley Fool Singapore PTE LTD (2012-present). Director, The Motley Fool Global, Ltd. (2013). Manager, Motley Fool Wealth Management, LLC (January 2013-present).	N/A	N/A

(1) Each Trustee can be contacted by writing to The Motley Fool Funds Trust, 2000 Duke Street, Suite 175, Alexandria, VA 22314.

(2) Each Trustee holds office until the next meeting of shareholders at which Trustees are elected (or otherwise appointed) and serve until his or her successor has been elected or qualified.

(3) Mr. Coon is an “interested person” (as defined by the 1940 Act) of the Trust. Mr Coon is employed by the parent company of the Advisor.

For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling (888) 863-8803 or visiting www.FoolFunds.com.

84	The Motley Fool Funds Trust

Investment Adviser

Motley Fool Asset Management, LLC

2000 Duke Street

Suite 175

Alexandria, VA 22314

Administrator and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9780

Providence, RI 02940-9780

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Distributor

Foreside Funds Distributors LLC

899 Cassatt Road

400 Berwyn Park, Suite 110

Berwyn, PA 19312

Legal Counsel

Morgan, Lewis & Bockius, LLP

1111 Pennsylvania Avenue NW

Washington, DC 20004

The Motley Fool Funds Trust	85

Motley Fool Funds Guiding Principles
At Motley Fool Funds, we aim to get right what we believe much of the fund industry gets wrong. Our approach all begins with a shareholder-centric philosophy that we think is unique.

1	2	3

We are – and will remain – significant investors with you in Motley Fool Funds.	We will manage your investment in Motley Fool Funds as if it were our own.	We will keep our financial incentives aligned with those of our shareholders.

4	5	6

We will invest for the long term. We seek to maximize returns while we minimize business, regulatory, financial, and soverign risks.	We will not impose loads or 12b-1 charges, and we will apply redemption fees only to discourage the short-term trading that can hurt all of a Fund’s investors.	We will recognize that one of our most powerful analytical weapons is the phrase “I don’t know.” In that spirit, we will constantly review our successes and mistakes and remain passionate about learning.

7	8

We will be advocates on your behalf with company managers and boards, in the interest of enhancing the value of your shares.	We will communicate with our shareholders as clearly and candidly as possible.	To stay up-to-date with your Motley Fool Fund, please be sure to join Bill Mann’s Declarations newsletter at: www.FoolFunds.com.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of trustees has determined that Carl G. Verboncoeur and Kathleen A. O’Neil are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $50,400 for 2015 and $48,900 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $10,200 for 2015 and $9,900 for 2014. Services provided were for review of federal and state tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2014.

(e)(1) The audit committee’s pre-approval policies and procedures:

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the auditor to provide audit and non-audit services to the Registrant. The Audit Committee is also responsible for pre-approving non-audit services provided by the auditor to the Adviser or any Motley Fool Affiliate that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust.

The Audit Committee may form one or more subcommittees (which may consist of one or more Audit Committee members), and may delegate to any such committee or to the Chair of the Audit Committee any portion of its authority, including the authority to pre-approve audit and permitted non-audit services, as it deems appropriate from time to time. Any decision of a subcommittee or of the Chair to pre-approve audit or non-audit services shall be presented to the Audit Committee at its next regularly scheduled meeting.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not Applicable

(c) 100%

(d) Not Applicable

(f)	Not Applicable.

(g)	Not Applicable.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

                Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and

             Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Motley Fool Funds Trust

By (Signature and Title)* /s/ Denise Coursey
Denise Coursey, President
(principal executive officer)

Date 1/5/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Denise Coursey
Denise Coursey, President
(principal executive officer)

Date 1/5/16

By (Signature and Title)* /s/ Gregory N. Haygood
Gregory N. Haygood, Treasurer
(principal financial officer)

Date 1/5/16